       As filed with the Securities and Exchange Commission on February 25, 2000


                                                      Registration No. 333-69719


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM S-6

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
                      SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2



                         POST-EFFECTIVE AMENDMENT NO. 1


                            SEPARATE ACCOUNT THREE OF
               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                           (Exact name of Registrant)

               THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
                               (Name of Depositor)

                             500 N. Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)


                               James D. Gallagher
                          Secretary and General Counsel
               The Manufacturers Life Insurance Company of America
                                73 Tremont Street
                                Boston, MA 02108
                     (Name and Address of Agent for Service)


                                    Copy to:
                              J. Sumner Jones, Esq.
                              Jones & Blouch L.L.P.
                        1025 Thomas Jefferson Street, NW
                              Washington, DC 20007



It is proposed that this filing will become effective:



--- immediately upon filing pursuant to paragraph (b) of Rule 485



--- on [date] pursuant to paragraph (b) of Rule 485



--- 60 Days after filing pursuant to paragraph (a)(1) of Rule 485


X    on May 1, 2000 pursuant to paragraph (a)(1) of Rule 485
---

--- 75 days after filing pursuant to paragraph (a)(2) of Rule 485

                            Separate Account Three of
               The Manufacturers Life Insurance Company of America
                       Registration Statement on Form S-6
                              Cross-Reference Sheet

FORM

N-8B-2

ITEM NO.    CAPTION IN PROSPECTUS

1     Cover Page; General Information About Manufacturers (Separate Account
      Three)

2 Cover Page; General Information About Manufacturers (Manufacturers Life of America)

3     *

4     Other Information (Distribution of the Policy)

5     General Information About Manufacturers Life (Separate Account Three)

6     General Information About Manufacturers (Separate Account Three)

7     *

8     *

9     Other Information (Litigation)

10 Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Provisions of the Policy; Other Information

11    General Information About Manufacturers (Manufacturers Investment Trust)

12    General Information About Manufacturers (Manufacturers Investment Trust)

13    Charges and Deductions

14 Issuing A Policy; Other Information (Responsibilities Assumed By Manufacturers Life)

15    Issuing A Policy


16    General Information About Manufacturers (Manufacturers Investment Trust


17    Policy Surrender and Partial Withdrawals

18    General Information About Manufacturers

19 Other Information (Reports to Policyholders; Responsibilities Assumed By Manufacturers Life)

20    *

21    Policy Loans

22    *

23    **

24    Other Provisions of the Policy

25    General Information About Manufacturers (Manufacturers Life of America)

26    *


27 General Information About Manufacturers (Manufacturers Life of America; Other Information (Distribution of Policies)


28    Other Information (Officers and Directors)

29    General Information About Manufacturers (Manufacturers Life of America)

30    *

31    *

32    *

33    *

34    *

35    **

36    *

37    *

38 Other Information (Distribution of the Policies; Responsibilities of Manufacturers Life)

39    Other Information (Distribution of the Policies)

40    *


41    Other Information (Distribution of the Policies)



42    Other Information (Distribution of the Policies)


43    *

44    Policy Values --Determination of Policy Value; Units and Unit Values)

45    *

46 Policy Surrender and Partial Withdrawals; Other Information -- Payment of Proceeds)

47    General Information About Manufacturers (Manufacturers Investment Trust)

48    *

49    *

50    General Information About Manufacturers

51 Issuing a Policy; Death Benefits; Premium Payments; Charges and Deductions; Policy Value; Policy Loans; Policy Surrender and Partial Withdrawals; Lapse and Reinstatement; Other Policy Provisions

52    Other Information (Substitution of Portfolio Shares)


53 General information About Manufacturers (Separate Account Three); Tax Treatment of policy


54    *

55    *

56    *

57    *

58    *

59    Financial Statements


*     Omitted since answer is negative or item is not applicable.

                                     PART I
                       INFORMATION REQUIRED IN PROSPECTUS

PROSPECTUS

 SEPARATE ACCOUNT THREE OF THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA

                                   VENTURE VUL
                A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes Venture VUL, a flexible premium variable universal life insurance policy (the "Policy") offered by The Manufacturers Life Insurance Company of America (the "Company," "Manufacturers Life of America," "we" or "us").



The Policy is designed to provide lifetime insurance protection together with flexibility as to:


     -     the timing and amount of premium payments,

     -     the investments underlying the Policy Value, and

     -     the amount of insurance coverage.

This flexibility allows you, the policyowner, to pay premiums and adjust insurance coverage in light of your current financial circumstances and insurance needs.

Policy Value may be accumulated on a fixed basis or vary with the investment performance of the sub-accounts of Manufacturers Life of America's Separate Account Three (the "Separate Account"). The assets of each sub-account will be used to purchase shares of a particular investment portfolio (a "Portfolio") of Manufacturers Investment Trust (the "Trust"). The accompanying prospectus for the Trust, and the corresponding statement of additional information, describe the investment objectives of the Portfolios in which you may invest net premiums. Other sub-accounts and Portfolios may be added in the future.


BECAUSE OF THE SUBSTANTIAL NATURE OF SURRENDER CHARGES, THE POLICY IS NOT SUITABLE FOR SHORT TERM INVESTMENT PURPOSES. ALSO PROSPECTIVE PURCHASERS SHOULD NOTE THAT IT MAY NOT BE ADVISABLE TO PURCHASE A POLICY AS A REPLACEMENT FOR EXISTING INSURANCE.


The Securities and Exchange Commission (the "Commission") maintains a web site (http://www.sec.gov) that contains material incorporated by reference and other information regarding registrants that file electronically with the Commission.

PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT IS VALID ONLY WHEN ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE TRUST.


THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.




               The Manufacturers Life Insurance Company of America
                            500 North Woodward Avenue
                        Bloomfield Hills, Michigan 48304


                   THE DATE OF THIS PROSPECTUS IS MAY __, 2000

TABLE OF CONTENTS


DEFINITIONS..............................................................    3
POLICY SUMMARY
  General................................................................    3
  Death Benefits.........................................................    3
  Premiums...............................................................    3
  Policy Value...........................................................    3
  Policy Loans...........................................................    3
  Surrender and Partial Withdrawals......................................    3
  Lapse and Reinstatement................................................    4
  Charges and Deductions.................................................    4
  Investment Options and Investment Advisers ............................    4
  Investment Management Fees and Expenses................................    4
  Table of Charges and Deductions........................................    5
  Table of Investment Management Fees and Expenses.......................    6
  Table of Investment Options and Investment Subadvisers.................    8
GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA,
THE SEPARATE ACCOUNT AND THE
TRUST
  Manufacturers Life of America..........................................    9
  The Separate Account...................................................    9
  The Trust..............................................................   10
  Investment Objectives of the Portfolios................................   10
ISSUING A POLICY
  Requirements...........................................................   13
  Temporary Insurance Agreement..........................................   14
  Right to Examine the Policy............................................   15
  Life Insurance Qualification...........................................   15
DEATH BENEFITS
  Death Benefit Options..................................................   16
  Changing the Death Benefit Option......................................   17
  Changing the Face Amount...............................................   17
PREMIUM PAYMENTS
  Initial Premiums.......................................................   17
  Subsequent Premiums....................................................   18
  Maximum Premium Limitation.............................................   18
  Premium Allocation.....................................................   18
CHARGES AND DEDUCTIONS
  Premium Charge.........................................................   18
  Surrender Charges......................................................   18
  Mortality and Expense Risks Charge.....................................   23
  Charges for Transfers..................................................   23
  Reduction in Charges...................................................   23
SPECIAL PROVISIONS FOR EXCHANGES.........................................   24
COMPANY TAX CONSIDERATIONS...............................................   24
POLICY VALUE
  Determination of the Policy Value......................................   24
  Units and Unit Values..................................................   24
  Transfers of Policy Value..............................................   25
POLICY LOANS
  Effect of Policy Loan..................................................   26
  Interest Charged on Policy Loans.......................................   26
  Loan Account...........................................................   27


POLICY SURRENDER AND PARTIAL WITHDRAWALS
  Policy Surrender.......................................................   27
  Partial Withdrawals....................................................   28
LAPSE AND REINSTATEMENT
  Lapse..................................................................   28
  No Lapse Guarantee.....................................................   28
  No-Lapse Guarantee Cumulative Premium Test.............................   29
  Reinstatement..........................................................   29
THE GENERAL ACCOUNT
  Fixed Account..........................................................   30
OTHER PROVISIONS OF THE POLICY
  Policyowner Rights.....................................................   30
  Beneficiary............................................................   31
  Incontestability.......................................................   31
  Misstatement of Age or Sex.............................................   31
  Suicide Exclusion......................................................   31
  Supplementary Benefits.................................................   31
TAX TREATMENT OF THE POLICY
  Life Insurance Qualification...........................................   32
  Tax Treatment of Policy Benefits.......................................   33
  Alternate Minimum Tax..................................................   37
  Income Tax Reporting...................................................   37
OTHER INFORMATION
  Payment of Proceeds....................................................   37
  Reports to Policyowners................................................   37
  Distribution of the Policies...........................................   38
  Responsibilities of Manufacturers Life.................................   38
  Voting Rights..........................................................   38
  Substitution of Portfolio Shares.......................................   39
  Records and Accounts...................................................   39
  State Regulations......................................................   39
  Litigation.............................................................   39
  Independent Auditors...................................................   39
  Further Information....................................................   40
  Officers and Directors.................................................   40
  Year 2000 Issues.......................................................   43
  Optional Term Rider....................................................   43
  Illustrations..........................................................   44
  Financial Statements...................................................  F-1
  Appendix A - Sample Illustrations of Policy Values,
  Cash Surrender Values and Death
  Benefits................................................................ A-1


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION WHERE IT WOULD NOT BE LAWFUL. YOU SHOULD RELY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS, THE PROSPECTUS OF MANUFACTURERS INVESTMENT TRUST, OR THE STATEMENT OF ADDITIONAL INFORMATION OF MANUFACTURERS INVESTMENT TRUST. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT.

Examine this prospectus carefully. The Policy Summary will briefly describe the Policy. More detailed information will be found further in the prospectus.

DEFINITIONS

Additional Rating
is an increase to the Cost of Insurance Rate for insureds who do not meet, at a minimum, the Company's underwriting requirements for the standard Risk Classification.

Age


on any date is the life insured's age on his or her nearest birthday to the Policy Date. If no specific age is mentioned, age means the life insured's age on the Policy Anniversary nearest to the birthday.


Attained Age


is the age at issue plus the number of whole years that have elapsed since the Policy Date.


Business Day


is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled daytime trading of the New York Stock Exchange on that day.


Cash Surrender Value

is the Policy Value less the Surrender Charge and any outstanding Monthly Deductions due.

Effective Date


is the date the underwriters approve issuance of the Policy. If the Policy is approved without the initial premium, the Effective Date will be the date the Company receives at least the minimum initial premium at our Service Office. In either case, the Company will take the first Monthly Deduction on the Effective Date.


Gross Withdrawal

is the amount of partial Net Cash Surrender Value the policyowner requests plus any Surrender Charge applicable to the withdrawal.

Fixed Account

is that part of the Policy Value which reflects the value the policyowner has in the general account of the Company.

Investment Account

is that part of the Policy Value which reflects the value the policyowner has in one of the sub-accounts of the Separate Account.

Issue Date


is the date the Company issued the Policy. The Issue Date is also the date from which the Suicide and Incontestability provisions of the Policy are measured.



Life Insured



is the person whose life is insured under this Policy.


Loan Account

is that part of the Policy Value which reflects the value transferred from the Fixed Account or the Investment Accounts as collateral for a policy loan.

Monthly No-Lapse Guarantee Premium

is one-twelfth of the No-Lapse Guarantee Premium.


Net Cash Surrender Value
is the Cash Surrender Value less the Policy Debt.

Net Policy Value

is the Policy Value less the value in the Loan Account.

Net Premium

is the gross premium paid less the Premium Charge. It is the amount of premium allocated to the Fixed Account and/or Investment Accounts.

No-Lapse Guarantee


is a provision of the Policy which occurs when the Policy is in the No-Lapse Guarantee Period, and meets the No-Lapse Guarantee Cumulative Premium Test. If such a condition is met the Policy will not lapse, even when the Net Cash Surrender Value falls to or below zero.


No-Lapse Guarantee Period


is the period, set at issue, during which the No-Lapse Guarantee is provided. The No-Lapse Guarantee period is fixed at the lesser of (a) [ten][twenty] years or (b) the number of years remaining until the life insured's age is 95, depending upon applicable state law requirements Certain states may have a shorter guarantee period. The No Lapse Guarantee Period for a particular Policy is stated in the Policy.



No-Lapse Guarantee Premium

is the annual premium used to determine the Monthly No-Lapse Guarantee Premium. It is set at issue and is recalculated, prospectively, whenever any of the following changes occur under the Policy:

-     the face amount of insurance changes.

-     a Supplementary Benefit is added, changed or terminated.

-     the risk classification of the life insured changes.

- a temporary Additional Rating is added (due to a face amount increase), or terminated.

-     the Death Benefit Option changes.

No-Lapse Guarantee Cumulative Premium

is the minimum amount due to satisfy the No-Lapse Guarantee Cumulative Premium Test. This amount equals the sum, from issue to the date of the test, of the Monthly No-Lapse Guarantee Premiums.

No-Lapse Guarantee Cumulative Premium Test

is a test that, if satisfied, during the No Lapse Guarantee Period will keep the policy inforce when the Net Cash Surrender Value is less than zero. The test is satisfied if the sum of all premiums paid, less any gross partial withdrawals and less any Policy Debt, is greater than or equal to the sum of the monthly No-Lapse Guarantee Premiums due since the Policy Date.

Policy Date

is the date coverage takes effect under the Policy, provided the Company receives the minimum initial premium at its Service Office, and is the date from which charges for the first monthly deduction are calculated, and the date from which Policy Years, Policy Months, and Policy Anniversaries are determined.

Policy Debt

as of any date equals (a) plus (b) plus (c) minus (d), where:


(a)   is the total amount of loans borrowed as of such date;



(b) is the total amount of any unpaid loan interest charges which have been borrowed against the Policy on a Policy Anniversary;


(c) is any interest charges accrued from the last Policy Anniversary to the current date; and

(d) is the total amount of loan repayments as of such date.

Policy Value

is the sum of the values in the Loan Account, the Fixed Account, and the Investment Accounts.

Service Office Address

is 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Surrender Charge Period

is the period following the Policy Date or following any increase in Face Amount during which the Company will assess surrender charges. Surrender charges will apply during this period if the policy terminates due to default, if the policyowner surrenders the policy or makes a partial withdrawal.

Written Request

is the policyowner's request to the Company which must be in a form satisfactory to the Company, signed and dated by the policyowner, and received at the Service Office.


POLICY SUMMARY

GENERAL

We have prepared the following summary as a general description of the most important features of the Policy. It is not comprehensive and you should refer to the more detailed information contained in this prospectus. Unless otherwise indicated or required by the context, the discussion throughout this prospectus assumes that the Policy has not gone into default, there is no outstanding Policy Debt, and the death benefit is not determined by the minimum death benefit percentage. The Policy's provisions may vary in some states.

DEATH BENEFITS


There are two death benefit options. Under Option 1 the death benefit is the FACE AMOUNT OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. Under Option 2 the death benefit is the FACE AMOUNT PLUS THE POLICY VALUE OF THE POLICY at the date of death or, if greater, the Minimum Death Benefit. You may change the death benefit option and increase or decrease the Face Amount.



[OPTIONAL TERM RIDER



The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO-LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.]


PREMIUMS


You may pay premiums at any time and in any amount, subject to certain limitations as described under "Premium Payments - Subsequent Premiums." Net Premiums will be allocated, according to your instructions and at the Company's discretion, to one or more of our general account and the sub-accounts of the Separate Account. You may change your allocation instructions at any time. You may also transfer amounts among the accounts.

POLICY VALUE

The Policy has a Policy Value reflecting premiums paid, certain charges for expenses and cost of insurance, and the investment performance of the accounts to which you have allocated premiums.


POLICY LOANS

You may borrow an amount not to exceed 90% of your Policy's Net Cash Surrender Value. Loan interest at a rate of 5.25% during the first ten Policy Years and 4% thereafter is due on each Policy Anniversary. We will deduct all outstanding Policy Debt from proceeds payable at the insured's death, or upon surrender.

SURRENDER AND PARTIAL WITHDRAWALS

You may make a partial withdrawal of your Policy Value. A partial withdrawal may result in a reduction in the Face Amount of the Policy and an assessment of a portion of the surrender charges to which the Policy is subject.

You may surrender your Policy for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less Surrender Charges and outstanding Monthly Deductions due minus the Policy Debt.

LAPSE AND REINSTATEMENT

Unless the No-Lapse Guarantee Cumulative Premium Test has been met, a Policy will lapse (and terminate without value) when its Net Cash Surrender Value is insufficient to pay the next monthly deduction and a grace period of 61 days expires without your having made an adequate payment.

The Policies, therefore, differ in two important respects from conventional life insurance policies. First, the failure to make planned premium payments will not itself cause a Policy to lapse. Second, a Policy can lapse even if planned premiums have been paid.

A policyowner may reinstate a lapsed Policy at any time within the five year period following lapse provided the Policy was not surrendered for its Net Cash Surrender Value. We will require evidence of insurability along with a certain amount of premium as described under "Reinstatement."

CHARGES AND DEDUCTIONS

We assess certain charges and deductions in connection with the Policy. These include:

      charges assessed monthly for mortality and expense risks, cost of insurance, administration expenses,

      charges deducted from premiums paid, and

      charges assessed on surrender or lapse.

These charges are summarized in the Table of Charges and Deductions. We may allow you to request that the sum of all charges assessed monthly for mortality and expense risks, cost of insurance and administration expenses be deducted from the Fixed Account or one or more of the sub-accounts of the Separate Account.

In addition, there are charges deducted from each Portfolio of the Trust. These charges are summarized in the Table of Investment Management Fees and Expenses.

INVESTMENT OPTIONS AND INVESTMENT ADVISERS


You may allocate Net Premiums to the Fixed Account or to one or more of the sub-accounts of the Separate Account. Each of the sub-accounts invests in the shares of one of the Portfolios of the Trust.

The Trust receives investment advisory services from Manufacturers Securities Services, LLC ("MSS"). MSS is a registered investment adviser under the Investment Advisers Act of 1940, as amended.



The Trust also employs subadvisers. The Table of Investment Options and Investment Subadvisers shows the subadvisers that provide investment subadvisory services to the indicated Portfolios.


INVESTMENT MANAGEMENT FEES AND EXPENSES


Each sub-account of the Separate Account purchases shares of the Portfolios at net asset value. The net asset value of those shares reflects investment management fees and certain expenses of the Portfolios. The fees and expenses for each Portfolio for the Trust's last fiscal year are shown in the Table of Investment Management Fees and Expenses below. These fees and expenses are described in detail in the accompanying Trust prospectus to which reference should be made.


TABLE OF CHARGES AND DEDUCTIONS


Premium Charge:      6.6% of each premium paid during the first 10 Policy Years and 3.6% thereafter (on a non-guaranteed basis in the state of New Jersey).



Surrender Charges:   A Surrender Charge is applicable for 10 Policy Years from
                     the Policy Date or an increase in Face Amount. The
                     Surrender Charge is determined by the following formula:


                     Surrender Charge = (Surrender Charge Rate)x (Face Amount Associated with the Surrender Charge/1000)x (Grading Percentage)

                    The Grading Percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs and is set forth in the table under "Surrender Charges."

                    The Surrender Charge Rate is calculated as follows:

                    Surrender Charge Rate = (Rate per $1000 of Face Amount) + (80%) x (Surrender Charge Premium)

                    The Rate per $1000 of Face Amount is based on the age at which the transaction causing the assessment of the charge occurs and is set forth in a table under "Surrender Charges."

                    The Surrender Charge Premium is the lesser of:


                         - the premiums paid during the first Policy Year (or premiums attributable to a Face Amount increase) per $1000 of Face Amount, and



                         - the Surrender Charge Premium Limit specified in the Policy per $1000 of Face Amount.


                    The premiums attributable to a Face Amount increase will equal a portion of each payment made within one year of the increase plus a portion of the Policy Value at the time of the increase.


                    A portion of this charge will be assessed on a partial withdrawal.



Monthly Deductions: An administration charge of $30 per Policy Month will be deducted in the first Policy Year. In subsequent years, the administration charge will be $15 per Policy Month.


                    The cost of insurance charge.

                    Any additional charges for supplementary benefits, if applicable.

                    A mortality and expense risks charge. This charge varies by Policy Year as follows:



                    ----------------------------------------------------------
                    Policy Years         Guaranteed Monthly Mortality          Guaranteed Annual Mortality
                                           and Expense Risks Charge               and Expense Risks Charge

                      1-10                     0.0627%                                 0.75%
                      11+                      0.0209%                                 0.25%
                    ----------------------------------------------------------


                  All of the above charges are deducted from the Net Policy
                  Value.


Loan Charges:     A fixed loan interest rate of 5.25% during the first 10 Policy
                  Years and 4% thereafter. Interest credited to amounts in the Loan Account is guaranteed not to be less than 4% at all times. The maximum loan amount is 90% of the Net Cash
                  Surrender Value.



Transfer Charge:  A charge of $25 per transfer for each transfer in excess of 12 in a Policy Year.



TABLE OF INVESTMENT MANAGEMENT FEES AND EXPENSES



                          TRUST ANNUAL EXPENSES


      (as a percentage of Trust average net assets as of fiscal year ended
                               December 31, 1999)



                                                            TOTAL TRUST
                                          OTHER EXPENSES       ANNUAL
                            MANAGEMENT     (AFTER EXPENSE     EXPENSES
TRUST PORTFOLIO                FEES       REIMBURSEMENT)   (AFTER EXPENSE
                                                           REIMBURSEMENT)
-------------------------------------------------------------------------
Pacific Rim Emerging
Markets                      0.850%         0.260%            1.110%
Science & Technology....     1.100%         0.060%            1.160%
International Small Cap.     1.100%         0.270%            1.370%
Aggressive Growth.......     1.000%(F)      0.130%            1.130%
Emerging Small Company..     1.050%         0.070%            1.120%
Small Company Blend.....     1.050%         0.250%(A)         1.300%(E)
Mid Cap Growth..........     0.950%(F)      0.070%            1.020%
Mid Cap Stock...........     0.925%         0.100%(A)         1.025%(E)
Overseas................     0.950%         0.260%            1.210%
International Stock.....     1.050%         0.200%            1.250%
International Value.....     1.000%         0.230%(A)         1.230%(E)
Mid Cap Blend...........     0.850%(F)      0.060%            0.910%
Small Company Value.....     1.050%         0.170%            1.220%
Global Equity...........     0.900%         0.160%            1.060%
Growth..................     0.850%         0.050%            0.900%
Large Cap Growth........     0.875%(F)      0.100%            0.975%
Quantitative Equity.....     0.700%         0.060%            0.760%
Blue Chip Growth........     0.875%(F)      0.050%            0.925%
Real Estate Securities..     0.700%         0.070%            0.770%
Value...................     0.800%         0.070%            0.870%
Equity Index............     0.250%         0.150%(G)         0.400%(G)
Growth & Income.........     0.750%         0.050%            0.800%
U.S. Large Cap Value....     0.875%         0.070%(A)         0.945%(E)
Equity-Income...........     0.875%(F)      0.060%            0.935%
Income & Value..........     0.800%(F)      0.080%            0.880%
Balanced................     0.800%         0.070%            0.870%
High Yield..............     0.775%         0.065%            0.840%

                                                            TOTAL TRUST
                                          OTHER EXPENSES       ANNUAL
                            MANAGEMENT     (AFTER EXPENSE     EXPENSES
TRUST PORTFOLIO                FEES       REIMBURSEMENT)   (AFTER EXPENSE
                                                           REIMBURSEMENT)
-------------------------------------------------------------------------
Strategic Bond..........     0.775%         0.095%            0.870%
Global Bond.............     0.800%         0.180%            0.980%
Total Return............     0.775%         0.060%(A)         0.835%(E)
Investment Quality Bond.     0.650%         0.120%            0.770%
Diversified Bond........     0.750%         0.090%            0.840%
U.S. Government Securities   0.650%         0.070%            0.720%
Money Market............     0.500%         0.050%            0.550%
Lifestyle Aggressive 1000D   0.075%         1.060%(B)         1.135%(C)
Lifestyle Growth 820D...     0.057%         0.990%(B)         1.047%(C)
Lifestyle Balanced 640D.     0.057%         0.910%(B)         0.967%(C)
Lifestyle Moderate 460D.     0.066%         0.860%(B)         0.926%(C)
Lifestyle Conservative 280D  0.075%         0.780%(B)         0.855%(C)



(A) Based on estimates of payments to be made during the current fiscal year.



(B) Reflects expenses of the Underlying Portfolios.



(C) The investment adviser to the Trust, The Manufacturers Securities Services, LLC ("MSS" or "the Adviser"), has voluntarily agreed to pay certain expenses of each Lifestyle Trust (excluding the expenses of the Underlying Portfolios) as noted below. This voluntary expense reimbursement may be terminated at any time. If such expense reimbursement was not in effect, Total Trust Annual Expenses would be 0.03% higher, except for the Lifestyle Conservative 280 Trust, which would be 0.04% higher (based on current advisory fees and Other Expenses of the Lifestyle Trusts for the fiscal year ended December 31, 1999) as noted in the chart below:



                            MANAGEMENT       OTHER        TOTAL TRUST
TRUST PORTFOLIO                FEES        EXPENSES     ANNUAL EXPENSES
-----------------------------------------------------------------------
Lifestyle Aggressive 1000                   0.075%         1.090% 1.165%
Lifestyle Growth 820....         0.057%     1.030%         1.087%
Lifestyle Balanced 640..         0.057%     0.940%         0.997%
Lifestyle Moderate 460..         0.066%     0.900%         0.966%
Lifestyle Conservative 280                  0.075%         0.810% 0.885%



If total expenses of a Lifestyle Trust (absent reimbursement) exceed .075%, the Adviser will reduce the advisory fee or reimburse expenses of that Lifestyle Trust by an amount such that total expenses of the Lifestyle Trust including the advisory fee but excluding: (a) the expenses of the underlying portfolios, (b) taxes, (c) portfolio brokerage, (d) interest, (e) litigation and (f) indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business, equal 0.075%. If the total expenses of a Lifestyle Trust (absent reimbursement) are equal to or less than 0.075%, then no expenses will be reimbursed by the Adviser.



(D) Each Lifestyle Trust will invest in shares of the Underlying Portfolios. Therefore, each Lifestyle Trust will bear its pro rata share of the fees and expenses incurred by the Underlying Portfolios in which it invests, and the investment return of each Lifestyle Trust will be net of the Underlying Portfolio expenses. Each Lifestyle Portfolio must bear its own expenses. However, the Adviser is currently paying certain of these expenses as described in footnote (C) above.



(E) Annualized - For the period May 1, 1999 (commencement of operations) to December 31, 1999.



(F) Management Fees changed effective May 1, 1999. Fees shown are the current management fees.



(G) Under the Advisory Agreement, MSS has agreed to reduce its advisory fee or reimburse the Equity Index Trust if the total of all expenses (excluding advisory fees, taxes, portfolio brokerage commissions, interest, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business) exceeds an annual rate of 0.15% of the average annual net assets of the Equity Index Trust. The expense limitation will continue in effect from year to year unless otherwise terminated at any year end by the Adviser on 30 days' notice to the Trust. If this expense reimbursement had not been in effect, Total Trust Annual Expenses would have been 0.55%, and Other Expenses would have been 0.30%, of the average annual net assets of the Equity Index Trust.

TABLE OF INVESTMENT OPTIONS AND INVESTMENT SUBADVISERS




The Trust currently has sixteen subadvisers who manage all of the portfolios, one of which subadvisers is Manufacturers Adviser Corporation ("MAC"). Both MSS and MAC are affiliates of Manufacturers Life of America.


      SUBADVISER                                PORTFOLIO

A I M Capital Management, Inc.                Mid Cap Growth Trust
                                              Aggressive Growth Trust


AXA Rosenberg Investment Management LLC       Small Company Value Trust


Capital Guardian Trust Company                Small Company Blend Trust
                                              U.S. Large Cap Value  Trust
                                              Income & Value Trust
                                              Diversified Bond Trust

Fidelity Management Trust Company             Mid Cap Blend Trust
                                              Large Cap Growth Trust
                                              Overseas Trust

Founders Asset Management LLC                 International Small Cap Trust
                                              Balanced Trust

Franklin Advisers, Inc.                       Emerging Small Company Trust


Manufacturers Adviser Corporation             Pacific Rim Emerging Markets Trust
                                              Quantitative Equity Trust
                                              Real Estate Securities Trust
                                              Equity Index Trust
                                              Money Market Trust
                                              Lifestyle Trusts(A)


Miller Anderson & Sherrerd, LLP               Value Trust
                                              High Yield Trust

Morgan Stanley Asset Management Inc.          Global Equity Trust

Pacific Investment Management Company         Global Bond Trust
                                              Total Return Trust

Rowe Price-Fleming International, Inc.        International Stock Trust

Salomon Brothers Asset Management Inc         U.S. Government Securities
Trust
                                              Strategic Bond Trust


State Street Global Advisors                  Growth Trust
                                              Lifestyle Trusts(A)


T. Rowe Price Associates, Inc.                Science & Technology Trust
                                              Blue Chip Growth Trust
                                              Equity-Income Trust

Templeton Investment Counsel, Inc.            International Value Trust

Wellington Management Company, LLP            Growth & Income Trust
                                              Investment Quality Bond Trust
                                              Mid Cap Stock Trust

(A)State Street Global Advisors provides subadvisory consulting services to Manufacturers Adviser Corporation regarding management of the Lifestyle Trusts.




GENERAL INFORMATION ABOUT MANUFACTURERS LIFE OF AMERICA, THE SEPARATE ACCOUNT AND THE TRUST


MANUFACTURERS LIFE OF AMERICA


We are a stock life insurance company organized under the laws of Pennsylvania on April 11, 1977 and redomesticated under the laws of Michigan on December 9, 1992. We are a licensed life insurance company in the District of Columbia and all states of the United States except New York. Our ultimate parent is Manulife Financial Corporation ("MFC"), based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Manufacturers Life Insurance Company is one of the largest life insurance companies in North America and ranks among the 60 largest life insurers in the world as measured by assets. However, neither Manufacturers Life nor any of its affiliated companies guarantees the investment performance of the Separate Account.



RATINGS



Manufacturers Life of America has received the following ratings from independent rating agencies:



      Standard and Poor's Insurance Ratings Service:        AA+ (for financial strength)
      A.M. Best Company:                                    A++ (for financial strength)
      Duff & Phelps Credit Rating Co.:                      AAA (for claims paying ability)
      Moody's Investors Service, Inc.:                      Aa2 (for financial strength)



These ratings, which are current as of the date of this prospectus and are subject to change, are assigned to Manufacturers Life of America as a measure of the Company's ability to honor the death benefit but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any portfolio.



THE SEPARATE ACCOUNT

Manufacturers Life of America established its Separate Account Three on August 22, 1986 as a separate account under Pennsylvania Law. Since December 9, 1992, it has been operated under Michigan Law. The Separate Account holds assets that are segregated from all of Manufacturers Life of America's other assets. The Separate Account is currently used only to support variable life insurance policies.

ASSETS OF THE SEPARATE ACCOUNT
Manufacturers Life of America is the legal owner of the assets in the Separate Account. The income, gains, and losses of the Separate Account, whether or not realized, are, in accordance with applicable contracts, credited to or charged against the Account without regard to the other income, gains, or losses of Manufacturers Life of America. Manufacturers Life of America will at all times maintain assets in the Separate Account with a total market value at least equal to the reserves and other liabilities relating to variable benefits under all policies participating in the Separate Account. These assets may not be charged with liabilities which arise from any other business Manufacturers Life of America conducts. However, all obligations under the variable life insurance policies are general corporate obligations of Manufacturers Life of America.

REGISTRATION


The Separate Account is registered with the Commission under the Investment Company Act of 1940, as amended (the"1940 Act") as a unit investment trust. A unit investment trust is a type of investment company which invests its assets in specified securities, such as the shares of one or more investment companies, rather than in a portfolio of unspecified securities. Registration under the 1940 Act does not involve any supervision by the Commission of the management or investment policies or practices of the Separate Account. For state law purposes the Separate Account is treated as a part or division of Manufacturers Life of America.


THE TRUST


Each sub-account of the Separate Account will purchase shares only of a particular Portfolio. The Trust is registered under the 1940 Act as an open-end management investment company. The Separate Account will purchase and redeem shares of the Portfolios at net asset value. Shares will be redeemed to the extent necessary for Manufacturers Life of America to provide benefits under the Policies, to transfer assets from one sub-account to another or to the general account as requested by policyowners, and for other purposes not inconsistent with the Policies. Any dividend or capital gain distribution received from a Portfolio with respect to the Policies will be reinvested immediately at net asset value in shares of that Portfolio and retained as assets of the corresponding sub-account.

The Trust shares are issued to fund benefits under both variable annuity contracts and variable life insurance policies issued by the Company or life insurance companies affiliated with the Company. Manufacturers Life of America may also purchase shares through its general account for certain limited purposes including initial portfolio seed money. For a description of the procedures for handling potential conflicts of interest arising from the funding of such benefits see the accompanying Trust prospectus.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS

The investment objectives and certain policies of the Portfolios currently available to policyowners through corresponding sub-accounts are set forth below. There is, of course, no assurance that these objectives will be met. A full description of the Trust, its investment objectives, policies and restrictions, the risks associated therewith, its expenses, and other aspects of its operation is contained in the accompanying Trust prospectus, which should be read together with this prospectus.

ELIGIBLE PORTFOLIOS


The Portfolios of the Trust available under the Policies are as follows:


The PACIFIC RIM EMERGING MARKETS TRUST seeks long-term growth of capital by investing in a diversified portfolio that is comprised primarily of common stocks and equity-related securities of corporations domiciled in countries in the Pacific Rim region.

The SCIENCE & TECHNOLOGY TRUST seeks long-term growth of capital. Current income is incidental to the portfolio's objective.

The INTERNATIONAL SMALL CAP TRUST seeks capital appreciation by investing primarily in securities issued by foreign companies which have total market capitalization or annual revenues of $1 billion or less. These securities may represent companies in both established and emerging economies throughout the world.


The AGGRESSIVE GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's asset principally in common stocks, convertible bonds, convertible preferred stocks and warrants of companies which in the opinion of the subadviser are expected to achieve earnings growth over time at a rate in excess of 15% per year. Many of these companies are in the small and medium-sized category.



The EMERGING SMALL COMPANY TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's total assets in common stock equity securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.



The SMALL COMPANY BLEND TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalizations that approximately match the range of capitalization of the Russell 2000 Index ("small cap stocks") at the time of purchase.

The MID CAP GROWTH TRUST seeks long-term capital appreciation by investing the portfolio's assets principally in common stocks, with emphasis on medium-sized and smaller emerging growth companies.


The MID CAP STOCK TRUST seeks long-term growth of capital by investing primarily in equity securities of companies with market capitalizations that approximately match the range of capitalization of the Wilshire Mid Cap 750 Index.



The OVERSEAS TRUST seeks growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in foreign securities (including American Depositary Receipts (ADRs) and European Depositary Receipts
(EDRs)). The portfolios expects to invest primarily in equity securities.


The INTERNATIONAL STOCK TRUST seeks long-term growth of capital by investing primarily in common stocks of established, non-U.S. companies.


The INTERNATIONAL VALUE TRUST seeks long-term growth of capital by investing, under normal market conditions, primarily in equity securities of companies located outside the U.S., including emerging markets.



The MID CAP BLEND TRUST seeks growth of capital by investing primarily in common stocks of U.S. issuers and securities convertible into or carrying the right to buy common stocks.



The SMALL COMPANY VALUE TRUST seeks long-term growth of capital by investing in equity securities of smaller companies which are traded principally in the markets of the U.S.


The GLOBAL EQUITY TRUST seeks long-term capital appreciation by investing primarily in equity securities throughout the world, including U.S. issuers and emerging markets.

The GROWTH TRUST seeks long-term growth of capital by investing primarily in large capitalization growth securities (market capitalizations of approximately $1 billion or greater).



The LARGE CAP GROWTH TRUST seeks long-term growth of capital by investing, under normal market conditions, at least 65% of the portfolio's assets in equity securities of companies with large market capitalizations.


The QUANTITATIVE EQUITY TRUST seeks to achieve intermediate and long-term growth through capital appreciation and current income by investing in common stocks and other equity securities of well established companies with promising prospects for providing an above average rate of return.

The BLUE CHIP GROWTH TRUST seeks to achieve long-term growth of capital (current income is a secondary objective) and many of the stocks in the portfolio are expected to pay dividends.

The REAL ESTATE SECURITIES TRUST seeks to achieve a combination of long-term capital appreciation and satisfactory current income by investing in real estate related equity and debt securities.

The VALUE TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in common and preferred stocks, convertible securities, rights and warrants to purchase common stocks, ADRs and other equity securities of companies with equity capitalizations usually greater than $300 million.


The EQUITY INDEX TRUST seeks to achieve investment results which approximate the aggregate total return of publicly traded common stocks which are included in the Standard & Poor's 500 Composite Stock Price Index.



The GROWTH & INCOME TRUST seeks long-term growth of capital and income, consistent with prudent investment risk, by investing primarily in a diversified portfolio of common stocks of U.S. issuers which the subadviser believes are of high quality.

The U.S. LARGE CAP VALUE TRUST seeks long-term growth of capital and income by investing the portfolio's assets, under normal market conditions, primarily in equity and equity-related securities of companies with market capitalization greater than $500 million.

The EQUITY-INCOME TRUST seeks to provide substantial dividend income and also long-term capital appreciation by investing primarily in dividend-paying common stocks, particularly of established companies with favorable prospects for both increasing dividends and capital appreciation.


The INCOME & VALUE TRUST seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income by investing the portfolio's assets in both equity and fixed-income securities. The subadviser has full discretion to determine the allocation between equity and fixed income securities.



The BALANCED TRUST seeks current income and capital appreciation by investing in a balanced portfolio of common stocks, U.S. and foreign government obligations and a variety of corporate fixed income securities.


The HIGH YIELD TRUST seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable risk, by investing primarily in high yield debt securities, including corporate bonds and other fixed-income securities.


The STRATEGIC BOND TRUST seeks a high level of total return consistent with preservation of capital by giving its subadviser broad discretion to deploy the portfolio's assets among certain segments of the fixed income market as the subadviser believes will best contribute to achievement of the portfolio's investment objective.



The GLOBAL BOND TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing the portfolio's asset primarily in fixed income securities denominated in major foreign currencies, baskets of foreign currencies (such as the ECU), and the U.S. dollar.



The TOTAL RETURN TRUST seeks to realize maximum total return, consistent with preservation of capital and prudent investment management by investing, under normal market conditions, at least 65% of the portfolio's assets in a diversified portfolio of fixed income securities of varying maturities. The average portfolio duration will normally vary within a three- to six-year time frame based on the subadviser's forecast for interest rates.


The INVESTMENT QUALITY BOND TRUST seeks a high level of current income consistent with the maintenance of principal and liquidity, by investing primarily in a diversified portfolio of investment grade corporate bonds and U.S. Government bonds with intermediate to longer term maturities. The portfolio may also invest up to 20% of its assets in non-investment grade fixed income securities.


The DIVERSIFIED BOND TRUST seeks high total return consistent with the conservation of capital by investing at least 75% of the portfolio's assets in fixed income securities.


The U.S. GOVERNMENT SECURITIES TRUST seeks a high level of current income consistent with preservation of capital and maintenance of liquidity, by investing in debt obligations and mortgage-backed securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and derivative securities such as collateralized mortgage obligations backed by such securities.


The MONEY MARKET TRUST seeks maximum current income consistent with preservation of principal and liquidity by investing in high quality money market instruments with maturities of 397 days or less issued primarily by U. S. entities.


The LIFESTYLE AGGRESSIVE 1000 TRUST seeks to provide long-term growth of capital (current income is not a consideration) by investing 100% of the Lifestyle Trust's assets in other portfolios of the Trust ("Underlying Portfolios") which invest primarily in equity securities.

The LIFESTYLE GROWTH 820 TRUST seeks to provide long-term growth of capital with consideration also given to current income by investing approximately 20% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 80% of its assets in Underlying Portfolios which invest primarily in equity securities.

The LIFESTYLE BALANCED 640 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to capital growth by investing approximately 40% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 60% of its assets in Underlying Portfolios which invest primarily in equity securities.


The LIFESTYLE MODERATE 460 TRUST seeks to provide a balance between a high level of current income and growth of capital with a greater emphasis given to current income by investing approximately 60% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 40% of its assets in Underlying Portfolios which invest primarily in equity securities.


The LIFESTYLE CONSERVATIVE 280 TRUST seeks to provide a high level of current income with some consideration also given to growth of capital by investing approximately 80% of the Lifestyle Trust's assets in Underlying Portfolios which invest primarily in fixed income securities and approximately 20% of its assets in Underlying Portfolios which invest primarily in equity securities.

ISSUING A POLICY

REQUIREMENTS

To purchase a Policy, an applicant must submit a completed application. A Policy will not be issued until the underwriting process has been completed to the Company's satisfaction.

Policies may be issued on a basis which does not distinguish between the insured's sex, with prior approval from the Company. A Policy will generally be issued only on the lives of insureds from ages 0 through 90.

Each Policy has a Policy Date, an Effective Date and an Issue Date (See "Definitions" above).

The Policy Date is the date from which the first monthly deductions are calculated and from which Policy Years, Policy Months and Policy Anniversaries are determined. The Effective Date is the date the Company becomes obligated under the Policy and when the first monthly deductions are deducted from the Policy Value. The Issue Date is the date from which Suicide and Incontestability are measured.

If an application is accompanied by a check for the initial premium and the application is accepted:

i. the Policy Date will be the date the application and check were received at the Service Office (unless a special Policy Date is requested (See "Backdating a Policy" below));

ii. the Effective Date will be the date the Company's underwriters approve issuance of the Policy; and

iii. the Issue Date will be the date the Company issues the Policy.

If an application accepted by the Company is not accompanied by a check for the initial premium:

i. the Policy Date will be the date the Company issues the Policy (unless a special Policy Date is requested (See "Backdating a Policy" below));

ii. the Effective Date will be the date the Service Office receives the initial premium; and

iii. the Issue Date will be the date the Company issues the Policy.

The initial premium must be received within 60 days after the Policy Date. If the premium is not paid or if the application is rejected, the Policy will be canceled and any partial premiums paid will be returned to the applicant.

MINIMUM INITIAL FACE AMOUNT

Manufacturers Life of America will generally issue a Policy only if it has a Face Amount of at least $100,000.

BACKDATING A POLICY

Under limited circumstances, the Company may backdate a Policy, upon request, by assigning a Policy Date earlier than the date the application is signed. However, in no event will a Policy be backdated earlier than the earliest date allowed by state law, which is generally three months to one year prior to the date of application for the Policy. Monthly deductions will be made for the period the Policy Date is backdated. Regardless of whether or not a policy is backdated, Net Premiums received prior to the Effective Date of a Policy will be credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market portfolio.


As of the Effective Date, the premiums paid plus interest credited, net of the premium charge, will be allocated among the Investment Accounts and/or Fixed Account in accordance with the policy owner's instructions unless such amount is first allocated to the Money Market Trust for the duration of the Right to Examine period.


TEMPORARY INSURANCE AGREEMENT

In accordance with the Company's underwriting practices, temporary insurance coverage may be provided under the terms of a Temporary Insurance Agreement. Generally, temporary life insurance may not exceed $1,000,000 and may not be in effect for more than 90 days. This temporary insurance coverage will be issued on a conditional receipt basis, which means that any benefits under such temporary coverage will only be paid if the life insured meets the Company's usual and customary underwriting standards for the coverage applied for.

The acceptance of an application is subject to the Company's underwriting rules, and the Company reserves the right to request additional information or to reject an application for any reason.

Persons failing to meet standard underwriting classification may be eligible for a Policy with an additional risk rating assigned to it.

RIGHT TO EXAMINE THE POLICY

A Policy may be returned for a refund within 10 days after you received it. Some states provide a longer period of time to exercise this right. The Policy will indicate if a longer time period applies. The Policy can be mailed or delivered to the Manufacturers Life of America agent who sold it or to the Service Office. Immediately on such delivery or mailing, the Policy shall be deemed void from the beginning. Within seven days after receipt of the returned Policy at its Service Office, the Company will refund to the policyholder an amount equal to either:

 (1)  the amount of all premiums paid or

 (2)

      (a) the difference between payments made and amounts allocated to the Separate Account and the Fixed Account; plus

      (b) the value of the amount allocated to the Separate Account and the Fixed Account as of the date the returned Policy is received by the Company; minus

      (c)  any partial withdrawals made and policy loans taken.

Whether the amount described in (1) or (2) is refunded depends on the requirements of the applicable state.

If a policyowner requests an increase in face amount which results in new surrender charges, he or she will have the same rights as described above to cancel the increase. If canceled, the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the increase not taken place. A policyowner may request a refund of all or any portion of premiums paid during the right to examine period, and the Policy Value and the surrender charges will be recalculated to the amounts they would have been had the premiums not been paid.

The Company reserves the right to delay the refund of any premium paid by check until the check has cleared.

LIFE INSURANCE QUALIFICATION


A Policy must satisfy either one of two tests to qualify as a life insurance contract for purposes of Section 7702 of the Internal Revenue Code of 1986, as amended (the "Code"). At the time of application, the policyowner must choose either the Cash Value Accumulation Test or the Guideline Premium Test. The test cannot be changed once the Policy is issued.


CASH VALUE ACCUMULATION TEST

Under the Cash Value Accumulation Test ("CVAT"), the Policy Value must be less than the Net Single Premium necessary to fund future Policy benefits, assuming guaranteed charges and 4% net interest. To ensure that a Policy meets the CVAT, the Company will generally increase the death benefit, temporarily, to the required minimum amount. However, the Company reserves the right to require evidence of insurability should a premium payment cause the death benefit to increase by more than the premium payment amount. Any excess premiums will be refunded.

GUIDELINE PREMIUM TEST

The Guideline Premium Test restricts the maximum premiums that may be paid into a life insurance policy for a given death benefit. The policy's death benefit must also be at least equal to the Minimum Death Benefit (described below).

Changes to the Policy may affect the maximum amount of premiums, such as:


-     a change in the policy's Face Amount.



-     a change in the death benefit option.



-     partial Withdrawals.



-     addition or deletion of supplementary benefits.


Any of the above changes could cause the total premiums paid to exceed the new maximum limit. In this situation, the Company may refund any excess premiums paid. In addition, these changes could reduce the future premium limitations.

The Guideline Premium Test requires a life insurance policy to meet minimum ratios of life insurance coverage to policy value. This is achieved by ensuring that the death benefit is at all times at least equal to the Minimum Death Benefit. The Minimum Death Benefit on any date is defined as the Policy Value on that date times the applicable Minimum Death Benefit Percentage for the Attained Age of the life insured. The Minimum Death Benefit Percentages for this test appear in the Policy.


DEATH BENEFITS

If the Policy is in force at the time of the death of the life insured, the Company will pay an insurance benefit. The amount payable will be the death benefit under the selected death benefit option, plus any amounts payable under any supplementary benefits added to the Policy, less the Policy Debt and less any outstanding monthly deductions due. The insurance benefit will be paid in one lump sum unless another form of settlement option is agreed to by the beneficiary and the Company. If the insurance benefit is paid in one sum, the Company will pay interest from the date of death to the date of payment. If the life insured should die after the Company's receipt of a request for surrender, no insurance benefit will be payable, and the Company will pay only the Net Cash Surrender Value.

DEATH BENEFIT OPTIONS

There are two death benefit options, described below.

DEATH BENEFIT OPTION 1

Under Option 1 the death benefit is the Face Amount of the Policy at the date of death or, if greater, the Minimum Death Benefit.

DEATH BENEFIT OPTION 2

Under Option 2 the death benefit is the Face Amount plus the Policy Value of the Policy at the date of death or, if greater, the Minimum Death Benefit.

CHANGING THE DEATH BENEFIT OPTION

The death benefit option may be changed once each Policy Year after the first Policy Year. The change will occur on the first day of the next Policy Month after a written request for a change is received at the Service Office. The Company reserves the right to limit a request for a change if the change would cause the Policy to fail to qualify as life insurance for tax purposes. The Company will not allow a change in death benefit option if it would cause the Face Amount to decrease below $100,000.

A change in the death benefit option will result in a change in the Policy's Face Amount, in order to avoid any change in the amount of the death benefit, as follows:

CHANGE FROM OPTION 1 TO OPTION 2

The new Face Amount will be equal to the Face Amount prior to the change minus the Policy Value as of the date of the change.

CHANGE FROM OPTION 2 TO OPTION 1

The new Face Amount will be equal to the Face Amount prior to the change plus the Policy Value as of the date of the change.

No new Surrender Charges will apply to an increase in Face Amount solely due to a change in the death benefit option.

CHANGING THE FACE AMOUNT


Subject to the limitations stated in this prospectus, a policyowner may, upon written request, increase or decrease the Face Amount of the Policy. The Company reserves the right to limit a change in Face Amount so as to prevent the Policy from failing to qualify as life insurance for tax purposes.


INCREASE IN FACE AMOUNT

Increases in Face Amount may be made once each Policy Year after the first Policy Year. Any increase in Face Amount must be at least $50,000. An increase will become effective at the beginning of the policy month following the date Manufacturers Life of America approves the requested increase. Increases in Face Amount are subject to satisfactory evidence of insurability. The Company reserves the right to refuse a requested increase if the life insured's Attained Age at the effective date of the increase would be greater than the maximum issue age for new Policies at that time.

NEW SURRENDER CHARGES FOR AN INCREASE


An increase in face amount will usually result in the Policy being subject to new surrender charges. The new surrender charges will be computed as if a new Policy were being purchased for the increase in Face Amount. The premiums attributable to the new Face Amount will not exceed the surrender charge premium limit associated with that increase. There will be no new surrender charges associated with restoration of a prior decrease in Face Amount. As with the purchase of a Policy, a policyowner will have a free look right with respect to any increase resulting in new surrender charges.


An additional premium may be required for a face amount increase, and a new No-Lapse Guarantee Premium will be determined, if the No-Lapse Guarantee is in effect at the time of the face amount increase.

INCREASE WITH PRIOR DECREASES

If, at the time of the increase, there have been prior decreases in Face Amount, these prior decreases will be restored first. The insurance coverage eliminated by the decrease of the oldest Face Amount will be deemed to be restored first.

CHANGING BOTH THE FACE AMOUNT AND THE DEATH BENEFIT OPTION

If a policyowner requests to change both the Face Amount and the Death Benefit Option in the same month, the Death Benefit Option change shall be deemed to occur first.


DECREASE IN FACE AMOUNT

Decreases in Face Amount may be made once each Policy Year after the first Policy Year. Any decrease in Face Amount must be at least $50,000. A written request from a policyowner for a decrease in the Face Amount will be effective at the beginning of the Policy Month following the date Manufacturers Life of America approves the requested decrease. If there have been previous increases in Face Amount, the decrease will be applied to the most recent increase first and thereafter to the next most recent increases successively. Under no circumstances should the sum of all decreases cause the policy to fall below the minimum Face Amount of $100,000.

PREMIUM PAYMENTS

INITIAL PREMIUMS

No premiums will be accepted prior to receipt of a completed application by the Company. All premiums received prior to the Effective Date of the Policy will be held in the general account and credited with interest from the date of receipt at the rate of return then being earned on amounts allocated to the Money Market Trust.

The minimum initial premium is one-twelfth of the No-Lapse Guarantee Premium.

On the later of the Effective Date or the date a premium is received, the Net Premiums paid plus interest credited will be allocated among the Investment Accounts or the Fixed Account in accordance with the policyowner's instructions.

SUBSEQUENT PREMIUMS

After the payment of the initial premium, premiums may be paid at any time and in any amount until the life insured's Attained Age 100, subject to the limitations on premium amount described below.

A Policy will be issued with a planned premium, which is based on the amount of premium the policyowner wishes to pay. Manufacturers Life of America will send notices to the policyowner setting forth the planned premium at the payment interval selected by the policyowner. However, the policyowner is under no obligation to make the indicated payment.

The Company may refuse any premium payment that would cause the Policy to fail to qualify as life insurance under the Code. The Company also reserves the right to request evidence of insurability if a premium payment would result in an increase in the Death Benefit that is greater than the increase in Policy Value.

Payment of premiums will not guarantee that the Policy will stay in force. Conversely, failure to pay premiums will not necessarily cause the Policy to lapse.

All Net Premiums received on or after the Effective Date will be allocated among Investment Accounts or the Fixed Account as of the Business Day the premiums were received at the Service Office. Monthly deductions are due on the Policy Date and at the beginning of each Policy Month thereafter. However, if due prior to the Effective Date, they will be taken on the Effective Date instead of the dates they were due.

MAXIMUM PREMIUM LIMITATION

If the Policy is issued under the Guideline Premium Test, in no event may the total of all premiums paid exceed the then current maximum premium limitations established by federal income tax law for a Policy to qualify as life insurance.

If, at any time, a premium is paid which would result in total premiums exceeding the above maximum premium limitation, the Company will only accept that portion of the premium which will make the total premiums equal to the maximum. Any part of the premium in excess of that amount will be returned and no further premiums will be accepted until allowed by the then current maximum premium limitation.

PREMIUM ALLOCATION

Premiums may be allocated to the Fixed Account for accumulation at a rate of interest equal to at least 4% or to one or more of the Investment Accounts for investment in the Portfolio shares held by the corresponding sub-account of the Separate Account. Allocations among the Investment Accounts and the Fixed Account are made as a percentage of the premium. The percentage allocation to any account may be any number between zero and 100, provided the total allocation equals 100. A policyowner may change the way in which premiums are allocated at any time without charge. The change will take effect on the date a written request for change satisfactory to the Company is received at the Service Office.

CHARGES AND DEDUCTIONS

PREMIUM CHARGE


During the first 10 Policy Years, Manufacturers Life of America deducts a premium charge from each premium payment, equal to 6.6% of the premium. Thereafter the premium charge is equal to 3.6% of the premium (on a non-guaranteed basis in the state of New Jersey) . The premium charge is designed to cover a portion of the Company's acquisition and sales expenses and premium taxes. Premium taxes vary from state to state, ranging from 0% to 3.5%.


SURRENDER CHARGES

The Company will deduct a Surrender Charge if during the first 10 years following the Policy Date, or the effective date of a Face Amount increase:

-     the Policy is surrendered for its Net Cash Surrender Value,

-     a partial withdrawal is made, or

-     the Policy lapses.

The surrender charge, together with a portion of the premium charge, is designed to compensate the Company for some of the expenses it incurs in selling and distributing the Policies, including agents' commissions, advertising, agent training and the printing of prospectuses and sales literature.

SURRENDER CHARGE CALCULATION

The Surrender Charge is determined by the following formula (the calculation is also described in words below):

Surrender Charge = (Surrender Charge Rate) x (Face Amount associated with the Surrender Charge / 1000) x (Grading Percentage)

DEFINITIONS OF THE FORMULA FACTORS ABOVE

Face Amount of the Policy Associated with the Surrender Charge

The Face Amount associated with the Surrender Charge equals the Face Amount for which the Surrender Charge is being applied. The Face Amount may be increased or decreased as described under "Changing the Face Amount" above.

Surrender Charge Rate  (the calculation is also described in words below)

Surrender Charge Rate  = (X) + (80%) x (Surrender Charge Premium)

Where "X" is equal to:

TABLE FOR RATE PER  $1,000 OF FACE:



           ------------------------------------------------------------------
           Age at Issue    Rate per $1,000    Age at Issue    Rate per $1,000
          or Increase      of Face Value ($)  or Increase     of Face Value ($)
                0              2.00             18              4.25
                1              2.13             19              4.38
                2              2.25             20              4.50
                3              2.38             21              5.00
                4              2.50             22              5.50
                5              2.63             23              6.00
                6              2.75             24              6.50
                7              2.88             25              7.00
                8              3.00             26              7.20
                9              3.13             27              7.40
                10             3.25             28              7.60
                11             3.38             29              7.80
                12             3.50             30              8.00
                13             3.63             31              8.04
                14             3.75             32              8.08
                15             3.88             33              8.12
                16             4.00             34              8.16
                17             4.13         35 and over         8.20
           ------------------------------------------------------------------



      The Surrender Charge Premium is the lesser of:

      a. the premiums paid during the first Policy Year per $1,000 of Face Amount at issue or following a Face Amount increase, and

      b. the Surrender Charge Premium Limit specified in the Policy per $1,000 of Face Amount.

      Grading Percentage

The grading percentages during the Surrender Charge Period and set forth in the table below apply to the initial Face Amount and to all subsequent Face Amount increases.

The grading percentage is based on the Policy Year in which the transaction causing the assessment of the charge occurs as set forth in the table below:


                   ----------------------------------
                   Surrender       Surrender Charge
                   Charge Period   Grading
                                   Percentage

                   1               100%
                   2               90%
                   3               80%
                   4               70%
                   5               60%
                   6               50%
                   7               40%
                   8               30%
                   9               20%
                   10              10%
                   11              0%
                   ----------------------------------

Within a Policy Year, grading percentages will be interpolated on a monthly basis. For example, if the policyowner surrenders the Policy during the fourth month of Policy Year 4, the grading percentage will be 67.5%.

FORMULAS DESCRIBED IN WORDS

Surrender Charge

The Surrender Charge is determined by multiplying the Surrender Charge Rate by the Face Amount associated with the Surrender Charge divided by 1000. The amount obtained is then multiplied by the Grading Percentage, a percent which starts at 100% and grades down each policy year to zero over a period not to exceed 10 years.

Surrender Charge Rate


The Surrender Charge Rate is equal to the sum of (a) plus (b) where (a) equals "X" (see Table above) and (b) equals 80% times the Surrender Charge Premium.


ILLUSTRATION OF MAXIMUM SURRENDER CHARGE CALCULATION
Assumptions

-     45 year old male (standard risks and nonsmoker status)

-     Policy issued 7 years ago

- $7,785 in premiums has been paid on the Policy in equal annual installments over the 7 year period

-     Surrender Charge Premium for the Policy is $15.26

- Face Amount of the Policy at issue is $500,000 and no increases have occurred

-     Policy is surrendered during the first month of the seventh policy year.

Maximum Surrender Charge

The maximum Surrender Charge to be assessed would be $4,082 determined as follows:

First, the Surrender Charge Rate is determined by applying the Surrender Charge Rate formula as set forth below.

      Surrender Charge Rate  = (8.20) + (80%) x (Surrender Charge Premium)


      $20.41 = (8.20) + (80%) x (15.26)


      The Surrender Charge Rate is equal to $20.41

Second, the Surrender Charge Rate is entered into the Surrender Charge formula and the Surrender Charge is determined as set forth below.

      Surrender Charge = (Surrender Charge Rate) x (Face Amount of the Policy associated with the Surrender Charge / 1000)x(Grading Percentage)


      $4,082 = (20.41) x ($500,000 /1000) x (40%)


      The maximum Surrender Charge is equal to $4,082.

Depending upon the Face Amount of the Policy, the age of the insured at issue, premiums paid under the Policy and the performance of the underlying investment options, the Policy may have no Cash Surrender Value and therefore, the policyowner may receive no surrender proceeds upon surrendering the Policy.

SURRENDER CHARGES ON A PARTIAL WITHDRAWAL

A partial withdrawal will result in the assessment of a portion of the Surrender Charges to which the Policy is subject. The portion of the Surrender Charges assessed will be based on the ratio of the amount of the withdrawal to the Net Cash Surrender Value of the Policy as at the date of the withdrawal. The Surrender Charges will be deducted from the Policy Value at the time of the partial withdrawal on a pro-rata basis from each of the Investment Accounts and the Fixed Account. If the amount in the accounts is not sufficient to pay the Surrender Charges assessed, then the amount of the withdrawal will be reduced.

Whenever a portion of the surrender charges is deducted as a result of a partial withdrawal, the Policy's remaining surrender charges will be reduced in the same proportion that the surrender charge deducted bears to the total surrender charge immediately before the partial withdrawal.

MONTHLY CHARGES


On the Policy Date and at the beginning of each Policy Month, a deduction is due from the Net Policy Value to cover certain charges in connection with the Policy until the Policy Anniversary when the life insured reaches Attained Age 100, unless certain riders are in effect in which case such charges may continue. If there is a Policy Debt under the Policy, loan interest and principal will continue to be payable at the beginning of each Policy Month. Monthly deductions due prior to the Effective Date will be taken on the Effective Date instead of the dates they were due. These charges consist of:




-     an administration charge;



-     a charge for the cost of insurance;



-     a mortality and expense risks charge;



- if applicable, a charge for any supplementary benefits added to the Policy.



Unless otherwise allowed by the Company and specified by the policyowner, the Monthly Deductions will be allocated among the Investment Accounts and the Fixed Account in the same proportion as the Policy value in each bears to the Net Policy Value.


ADMINISTRATION CHARGE

This charge will be equal to $30 per Policy Month in the first Policy Year. For all subsequent Policy Years, the administration charge will be $15 per Policy Month. The charge is designed to cover certain administrative expenses associated with the Policy, including maintaining policy records, collecting premiums and processing death claims, surrender and withdrawal requests and various changes permitted under the Policy.

COST OF INSURANCE CHARGE

The monthly charge for the cost of insurance is determined by multiplying the applicable cost of insurance rate times the net amount at risk at the beginning of each Policy Month. The cost of insurance rate and the net amount at risk are determined separately for the initial Face Amount and for each increase in Face Amount. In determining the net amount at risk, if there have been increases in the Face Amount, the Policy Value shall first be considered a part of the initial Face Amount. If the Policy Value exceeds the initial Face Amount, it shall then be considered a part of the additional increases in Face Amount resulting from the increases, in the order the increases occurred.

For Death Benefit Option 1, the net amount at risk is equal to the greater of zero, or the result of (a) minus (b) where:

(a) is the death benefit as of the first day of the Policy Month, divided by 1.0032737; and

(b) is the Policy Value as of the first day of the Policy Month after the deduction of monthly cost of insurance.

For Death Benefit Option 2, the net amount at risk is equal to the Face Amount of insurance.

The rates for the cost of insurance are based upon the issue age, duration of coverage, sex, and Risk Classification of the life insured.

Cost of insurance rates will generally increase with the age of the life insured. The first year cost of insurance rate is guaranteed.

The cost of insurance rates reflect the Company's expectations as to future mortality experience. The rates may be re-determined from time to time on a basis which does not unfairly discriminate within the class of life insured. In no event will the cost of insurance rates exceed the guaranteed rates set forth in the Policy except to the extent that an extra charge is imposed because of an additional rating applicable to the Life Insured. After the first Policy Year, the cost of insurance will generally increase on each Policy Anniversary. The guaranteed rates are based on the 1980 Commissioners Smoker Distinct Mortality tables.


CHARGES FOR SUPPLEMENTARY BENEFITS


If the Policy includes Supplementary Benefits, a charge may apply to such Supplementary Benefits.



MORTALITY AND EXPENSE RISKS CHARGE



A monthly charge is assessed against the Policy Value equal to a percentage of the Policy Value. This charge is to compensate the Company for the mortality and expense risks it assumes under the Policy. The mortality risk assumed is that the Life Insured may live for a shorter period of time than the Company estimated. The expense risk assumed is that expenses incurred in issuing and administering the Policy will be greater than the Company estimated. The Company will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policy.


The charge varies by Policy Year as follows:


                            Guaranteed Monthly         Equivalent Annual
Policy Year                 Mortality and              Mortality and Expense
                            Expense Risks Charge       Risks Charge
1-10                        0.0627%                    0.75%
11                          0.0209%                    0.25%




CHARGES FOR TRANSFERS

A charge of $25 will be imposed on each transfer in excess of twelve in a Policy Year. The charge will be deducted from the Investment Account or the Fixed Account to which the transfer is being made. All transfer requests received by the Company on the same Business Day are treated as a single transfer request.


Transfers under the Dollar Cost Averaging and Asset Allocation Balancer programs do not count against the number of free transfers permitted per Policy Year.


REDUCTION IN CHARGES

The Policy is available for purchase by corporations and other groups or sponsoring organizations. Group or sponsored arrangements may include reduction or elimination of withdrawal charges and deductions for employees, officers, directors, agents and immediate family members of the foregoing. Manufacturers Life of America reserves the right to reduce any of the Policy's charges on certain cases where it is expected that the amount or nature of such cases will result in savings of sales, underwriting, administrative, commissions or other costs. Eligibility for these reductions and the amount of reductions will be determined by a number of factors, including the number of lives to be insured, the total premiums expected to be paid, total assets under management for the policyowner, the nature of the relationship among the insured individuals, the purpose for which the policies are being purchased, expected persistency of the individual policies, and any other circumstances which Manufacturers Life of America believes to be relevant to the expected reduction of its expenses. Some of these reductions may be guaranteed and others may be subject to withdrawal or modification, on a uniform case basis. Reductions in charges will not be unfairly discriminatory to any policyowners. Manufacturers Life of America may modify from time to time, on a uniform basis, both the amounts of reductions and the criteria for qualification.

SPECIAL PROVISIONS FOR EXCHANGES


The Company will permit owners of certain fixed life insurance policies issued either by the Company or The Manufacturers Life Insurance Company (U.S.A.) to exchange their policies for the Policies described in this prospectus (and likewise, owners of policies described in this Prospectus may also exchange their Policies for certain fixed policies issued either by the Company or by The Manufacturers Life Insurance Company (U.S.A)). Policyowners considering an exchange should consult their tax advisors as to the tax consequences of an exchange.


COMPANY TAX CONSIDERATIONS


At the present time, the Company makes no charge to the Separate Account for any federal, state, or local taxes that the Company incurs that may be attributable to the Separate Account or to the Policies. The Company, however, reserves the right in the future to make a charge for any such tax or other economic burden resulting from the application of the tax laws that it determines to be properly attributable to the Separate Account or to the Policies.


POLICY VALUE

DETERMINATION OF THE POLICY VALUE

A Policy has a Policy Value, a portion of which is available to the policyowner by making a policy loan or partial withdrawal, or upon surrender of the Policy. The Policy Value may also affect the amount of the death benefit. The Policy Value at any time is equal to the sum of the values in the Investment Accounts, the Fixed Account, and the Loan Account.

INVESTMENT ACCOUNTS

An Investment Account is established under each Policy for each sub-account of the Separate Account to which net premiums or transfer amounts have been allocated. Each Investment Account under a Policy measures the interest of the Policy in the corresponding sub-account. The value of the Investment Account established for a particular sub-account is equal to the number of units of that sub-account credited to the Policy times the value of such units.

FIXED ACCOUNT

Amounts in the Fixed Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate determined by Manufacturers Life of America. For a detailed description of the Fixed Account, see "The General Account - Fixed Account".

LOAN ACCOUNT

Amounts borrowed from the Policy are transferred to the Loan Account. Amounts in the Loan Account do not vary with the investment performance of any sub-account. Instead, these amounts are credited with interest at a rate which is equal to the amount charged on the outstanding Policy Debt less the Loan Spread. For a detailed description of the Loan Account, see "Policy Loans - Loan Account".

UNITS AND UNIT VALUES

CREDITING AND CANCELING UNITS

Units of a particular sub-account are credited to a Policy when net premiums are allocated to that sub-account or amounts are transferred to that sub-account. Units of a sub-account are canceled whenever amounts are deducted, transferred or withdrawn from the sub-account. The number of units credited or canceled for a specific transaction is based on the dollar amount of the transaction divided by the value of the unit on the Business Day on which the transaction occurs. The number of units credited with respect to a premium payment will be based on the applicable unit values for the Business Day on which the premium is received at the Service Office, except for any premiums received before the Effective Date. For premiums received before the Effective Date, the values will be determined on the Effective Date.

A Business Day is any day that the New York Stock Exchange is open for business. A Business Day ends at the close of regularly scheduled day-time trading of the New York Stock Exchange (currently 4:00 p.m. Eastern Time) on that day.


Units are valued at the end of each Business Day. When an order involving the crediting or canceling of units is received after the end of a Business Day, or on a day which is not a Business Day, the order will be processed on the basis of unit values determined on the next Business Day. Similarly, any determination of Policy Value, Investment Account value or death benefit to be made on a day which is not a Business Day will be made on the next Business Day.

UNIT VALUES

The value of a unit of each sub-account was initially fixed at $10.00. For each subsequent Business Day the unit value for that sub-account is determined by multiplying the unit value for the immediately preceding Business Day by the net investment factor for the sub-account on such subsequent Business Day.

The net investment factor for a sub-account on any Business Day is equal to (a) divided by (b) where:


(a) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of such Business Day before any policy transactions are made on that day; and



(b) is the net asset value of the underlying Portfolio shares held by that sub-account as of the end of the immediately preceding Business Day after all policy transactions were made for that day.


The value of a unit may increase, decrease, or remain the same, depending on the investment performance of a sub-account from one Business Day to the next.

TRANSFERS OF POLICY VALUE


At any time, a policyowner may transfer Policy Value from one sub-account to another or to the Fixed Account. Transfers involving the Fixed Account are subject to certain limitations noted below under "Transfers Involving Fixed Accounts." Transfer requests must be in writing in a format satisfactory to the Company, or by telephone if a currently valid telephone transfer authorization form is on file.



The Company reserves the right to impose limitations on transfers, including the maximum amount that may be transferred. The Company also reserves the right to modify or terminate the transfer privilege at any time in accordance with applicable law. Transfers may also be delayed when any of the events described under items (i) through (iii) in "Payment of Proceeds" occur. Transfer privileges are also subject to any restrictions that may be imposed by the Trust. In addition, we reserve the right to defer the transfer privilege at any time when we are unable to purchase or redeem shares of the Trust.


While the Policy is in force, the policyowner may transfer the Policy Value from any of the Investment Accounts to the Fixed Account without incurring transfer charges:


(a)   within eighteen months after the Issue Date; or


(b) within 60 days of the effective date of a material change in the investment objectives of any of the sub-accounts or within 60 days of the date of notification of such change, whichever is later.

Such transfers will not count against the twelve transfers that may be made free of charge in any Policy Year.


TRANSFERS INVOLVING FIXED ACCOUNT


The maximum amount that may be transferred from the Fixed Account in any one Policy Year is the greater of $500 or 15% of the Fixed Account Value at the previous Policy Anniversary. Any transfer which involves a transfer out of the Fixed Account may not involve a transfer to the Investment Account for the Money Market Trust.

TELEPHONE TRANSFERS

Although failure to follow reasonable procedures may result in the Company being liable for any losses resulting from unauthorized or fraudulent telephone transfers, Manufacturers Life of America will not be liable for following instructions communicated by telephone that the Company reasonably believes to be genuine. The Company will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures shall consist of confirming that a valid telephone authorization form is on file, tape recording of all telephone transactions and providing written confirmation thereof.

DOLLAR COST AVERAGING


The Company will offer policyowners a Dollar Cost Averaging ("DCA") program. Under the DCA program, the policyowner will designate an amount which will be transferred monthly from one Investment Account into any other Investment Account(s) or the Fixed Account. Currently, no charge will be made for this program, although the Company reserves the right to institute a charge on 90 days' written notice to the policyholder. If insufficient funds exist to effect a DCA transfer, the transfer will not be effected and the policyowner will be so notified.


The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

ASSET ALLOCATION BALANCER TRANSFERS

Under the Asset Allocation Balancer program the policyowner will designate an allocation of Policy Value among Investment Accounts. At six-month intervals beginning six months after the Policy Date, the Company will move amounts among the Investment Accounts as necessary to maintain the policyowner's chosen allocation. A change to the policyowner premium allocation instructions will automatically result in a change in Asset Allocation Balancer instructions so that the two are identical unless the policyowner either instructs Manufacturers of America otherwise or has elected the Dollar Cost Averaging program. Currently, there is no charge for this program; however, the Company reserves the right to institute a charge on 90 days' written notice to the policyowner.

The Company reserves the right to cease to offer this program as of 90 days after written notice is sent to the policyowner.

POLICY LOANS


While this Policy is in force and has an available loan value, a policyowner may borrow against the Policy Value of the Policy. The Policy serves as the only security for the loan. Policy loans may have tax consequences, see "Tax Treatment of Policy Benefits Interest on Policy Loans After Year 10" and "Tax Treatment of Policy Benefits - Policy Loan Interest."


MAXIMUM LOANABLE AMOUNT

The Maximum Loanable Amount is 90% of the Policy's Net Cash Surrender Value.

EFFECT OF POLICY LOAN

A policy loan will have an effect on future Policy Values, since that portion of the Policy Value in the Loan Account will increase in value at the crediting interest rate rather than varying with the performance of the underlying Portfolios or increasing in value at the rate of interest credited for amounts allocated to the Fixed Account. A policy loan may cause a Policy to be more susceptible to going into default since a policy loan will be reflected in the Net Cash Surrender Value. See "Lapse and Reinstatement." In addition, a policy loan may result in a Policy's failing to satisfy the No-Lapse Guarantee Cumulative Premium Test since the Policy Debt is subtracted from the sum of the premiums paid in determining whether this test is satisfied. Finally, a policy loan will affect the amount payable on the death of the life insured, since the death benefit is reduced by the Policy Debt at the date of death in arriving at the insurance benefit.

INTEREST CHARGED ON POLICY LOANS


Interest on the Policy Debt will accrue daily and be payable annually on the Policy Anniversary. During the first 10 Policy Years, the rate of interest charged will be an effective annual rate of 5.25%. Thereafter, the rate of interest charged will be an effective annual rate of 4%, subject to the Company's reservation of the right to increase the rate as described under the heading "Tax Treatment of Policy Benefits -- Interest on Policy Loans After Year 10." If the interest due on a Policy Anniversary is not paid by the policyowner, the interest will be borrowed against the Policy.

Interest on the Policy Debt will continue to accrue daily if there is an outstanding loan when monthly deductions and premium payments cease when the life insured reaches age 100. The Policy will go into default at any time the Policy Debt exceeds the Cash Surrender Value. At least 61 days prior to termination, the Company will send the policyowner a notice of the pending termination. Payment of interest on the Policy Debt during the 61 day grace period will bring the policy out of default.

LOAN ACCOUNT

When a loan is made, an amount equal to the loan principal, plus interest to the next Policy Anniversary, will be deducted from the Investment Accounts or the Fixed Account and transferred to the Loan Account. Amounts transferred into the Loan Account cover the loan principal plus loan interest due to the next Policy Anniversary. The policyowner may designate how the amount to be transferred to the Loan Account is allocated among the accounts from which the transfer is to be made. In the absence of instructions, the amount to be transferred will be allocated to each account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value. A transfer from an Investment Account will result in the cancellation of units of the underlying sub-account equal in value to the amount transferred from the Investment Account. However, since the Loan Account is part of the Policy Value, transfers made in connection with a loan will not change the Policy Value.


INTEREST CREDITED TO THE LOAN ACCOUNT


Interest will be credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. (The Loan Interest Credited Differential is the difference between the rate of interest charged on a policy loan and the rate of interest credited to amounts in the Loan Account.) The Company may change the Current Loan Interest Credited Differential as of 90 days after sending you written notice of such change.



For a Policy that is not a Modified Endowment Contract ("MEC"), the tax consequences associated with a loan interest credited differential of 0% are unclear. A tax advisor should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under federal tax law as a result of the differential between the credited interest rate and the loan interest rate, we retain the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under federal tax law.


LOAN ACCOUNT ADJUSTMENTS

On the first day of each Policy Anniversary the difference between the Loan Account and the Policy Debt is transferred to the Loan Account from the Investment Accounts or the Fixed Account. Amounts transferred to the Loan Account will be taken from the Investment Accounts and the Fixed Account in the same proportion as the value in each Investment Account and the Fixed Account bears to the Net Policy Value.

LOAN REPAYMENTS

Policy Debt may be repaid in whole or in part at any time prior to the death of the life insured, provided that the Policy is in force. When a repayment is made, the amount is credited to the Loan Account and transferred to the Fixed Account or the Investment Accounts. Loan repayments will be allocated first to the Fixed Account until the associated Loan Sub-Account is reduced to zero and then to each Investment Account in the same proportion as the value in the corresponding Loan Sub-Account bears to the value of the Loan Account.

Amounts paid to the Company not specifically designated in writing as loan repayments will be treated as premiums. Where permitted by applicable state law, when a portion of the Loan Account amount is allocated to the Fixed Account, the Company may require that any amounts paid to it be applied to outstanding loan balances.

POLICY SURRENDER AND PARTIAL WITHDRAWALS

POLICY SURRENDER

A Policy may be surrendered for its Net Cash Surrender Value at any time while the life insured is living. The Net Cash Surrender Value is equal to the Policy Value less any surrender charges and outstanding monthly deductions due (the "Cash Surrender Value") minus the Policy Debt. If there have been any prior Face Amount increases, the Surrender Charge will be the sum of the Surrender Charge for the Initial Face Amount plus the Surrender Charge for each increase. The Net Cash Surrender Value will be determined as of the end of the Business Day on which Manufacturers Life of America receives the Policy and a written request for surrender at its Service Office. After a Policy is surrendered, the insurance coverage and all other benefits under the Policy will terminate.

PARTIAL WITHDRAWALS

A policyowner may make a partial withdrawal of the Net Cash Surrender Value once each Policy Month after the first Policy Anniversary. The policyowner may specify the portion of the withdrawal to be taken from each Investment Account and the Fixed Account. In the absence of instructions, the withdrawal will be allocated among such accounts in the same proportion as the Policy Value in each account bears to the Net Policy Value. For information on Surrender Charges on a Partial Withdrawal see "Charges and Deductions -- Surrender Charges."

Withdrawals will be limited if they would otherwise cause the Face Amount to fall below $100,000.

REDUCTION IN FACE AMOUNT DUE TO A PARTIAL WITHDRAWAL

If Death Benefit Option 1 is in effect when a partial withdrawal is made, the Face Amount of the Policy will be reduced by the amount of the withdrawal plus any applicable Surrender Charges.

If the death benefit is based upon the Policy Value times the minimum death benefit percentage set forth under "Death Benefit - Minimum Death Benefit," the Face Amount will be reduced only to the extent that the amount of the withdrawal plus the portion of the Surrender Charge assessed exceeds the difference between the death benefit and the Face Amount. When the Face Amount of a Policy is based on one or more increases subsequent to issuance of the Policy, a reduction resulting from a partial withdrawal will be applied in the same manner as a requested decrease in Face Amount, i.e., against the Face Amount provided by the most recent increase, then against the next most recent increases successively and finally against the initial Face Amount.

Partial withdrawals do not affect the Face Amount of a Policy if Death Benefit Option 2 is in effect.

LAPSE AND REINSTATEMENT

LAPSE

Unless the No-Lapse Guarantee is in effect, a Policy will go into default if at the beginning of any Policy Month the Policy's Net Cash Surrender Value would be zero or below after deducting the monthly deduction then due. Therefore, a Policy could lapse eventually if increases in Policy Value (prior to deduction of Policy charges) are not sufficient to cover Policy charges. A lapse could have adverse tax consequences as described under "Tax Treatment of the Policy - Tax Treatment of Policy Benefits Surrender or Lapse." The Company will notify the policyowner of the default and will allow a 61 day grace period in which the policyowner may make a premium payment sufficient to bring the Policy out of default. The required payment will be equal to the amount necessary to bring the Net Cash Surrender Value to zero, if it was less than zero on the date of default, plus the monthly deductions due at the date of default and payable at the beginning of each of the two Policy Months thereafter, plus any applicable premium charge. If the required payment is not received by the end of the grace period, the Policy will terminate with no value.

NO-LAPSE GUARANTEE

In those states where it is permitted, as long as the No-Lapse Guarantee Cumulative Premium Test is satisfied during the No-Lapse Guarantee Period, as described below, the Company will guarantee that the Policy will not go into default, even if adverse investment experience or other factors should cause the Policy's Net Cash Surrender Value to fall to zero or below during such period.

The Monthly No-Lapse Guarantee Premium is one-twelfth of the No-Lapse Guarantee Premium.

The No-Lapse Guarantee Premium is set at issue and reflects any Additional Rating and Supplementary Benefits, if applicable. It is subject to change if (i) the face amount of the Policy is changed, (ii) there is a Death Benefit Option change, (iii) there is a decrease in the Face Amount of insurance due to a partial withdrawal, or (iv) there is any change in the supplementary benefits added to the Policy or in the risk classification of the life insured.


The No-Lapse Guarantee Period is described under "Definitions"


While the No-Lapse Guarantee is in effect, the Company will determine at the beginning of the Policy Month that your policy would otherwise be in default, whether the No-Lapse Guarantee Cumulative Premium Test, described below, has been met. If the test has not been satisfied, the Company will notify the policyowner of that fact and allow a 61-day grace period in which the policyowner may make a premium payment sufficient to keep the policy from going into default. This required payment, as described in the notification to the policyowner, will be equal to the lesser of:


(a) the outstanding premium requirement to satisfy the No-Lapse Guarantee Cumulative Premium Test at the date of default, plus the Monthly No-Lapse Guarantee Premium due for the next two Policy Months, or


(b) the amount necessary to bring the Net Cash Surrender Value to zero plus the monthly deductions due, plus the next two monthly deductions plus the applicable premium charge.

If the required payment is not received by the end of the grace period, the No-Lapse Guarantee and the Policy will terminate.

NO-LAPSE GUARANTEE CUMULATIVE PREMIUM TEST

The No-Lapse Guarantee Cumulative Premium Test is satisfied if, as of the beginning of the Policy Month that your policy would otherwise be in default, the sum of all premiums paid to date less any gross withdrawals taken on or before the date of the test and less any policy debt is equal to or exceeds the sum of the Monthly No-Lapse Guarantee Premiums due from the Policy Date to the date of the test.

DEATH DURING GRACE PERIOD

If the life insured should die during the grace period, the Policy Value used in the calculation of the death benefit will be the Policy Value as of the date of default and the insurance benefit will be reduced by any outstanding Monthly Deductions due at the time of death.

REINSTATEMENT

A policyowner can reinstate a Policy which has terminated after going into default at any time within 21 days following the date of termination without furnishing evidence of insurability, subject to the following conditions:

(a)   The life insured's risk classification is standard or preferred, and


(b)   The life insured's Attained Age is less than 46.


A policyowner can, by making a written request, reinstate a Policy which has terminated after going into default at any time within the five-year period following the date of termination subject to the following conditions:

(a) Evidence of the life insured's insurability, satisfactory to the Company is provided to the Company;



(b) A premium equal to the amount that was required to bring the Policy out of default immediately prior to termination, plus the amount needed to keep the Policy in force to the next scheduled date for payment of the Planned Premium must be paid to the Company.


If the reinstatement is approved, the date of reinstatement will be the later of the date the Company approves the policyowner's request or the date the required payment is received at the Company's Service Office. In addition, any surrender charges will be reinstated to the amount they were at the date of default. The Policy Value on the date of reinstatement, prior to the crediting of any Net Premium paid on the reinstatement, will be equal to the Policy Value on the date the Policy terminated.

THE GENERAL ACCOUNT

The general account of Manufacturers Life of America consists of all assets owned by the Company other than those in the Separate Account and other separate accounts of the Company. Subject to applicable law, Manufacturers Life of America has sole discretion over the investment of the assets of the general account.

By virtue of exclusionary provisions, interests in the general account of Manufacturers Life of America have not been registered under the Securities Act of 1933 and the general account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the general account nor any interests therein are subject to the provisions of these acts, and as a result the staff of the S.E.C. has not reviewed the disclosures in this prospectus relating to the general account. Disclosures regarding the general account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

FIXED ACCOUNT

A policyowner may elect to allocate net premiums to the Fixed Account or to transfer all or a portion of the Policy Value to the Fixed Account from the Investment Accounts. Manufacturers Life of America will hold the reserves required for any portion of the Policy Value allocated to the Fixed Account in its general account. Transfers from the Fixed Account to the Investment Accounts are subject to restrictions.

POLICY VALUE IN THE FIXED ACCOUNT

The Policy Value in the Fixed Account is equal to:

(a) the portion of the net premiums allocated to it; plus

(b) any amounts transferred to it; plus

(c) interest credited to it; less

(d) any charges deducted from it; less

(e) any partial withdrawals from it; less

(f) any amounts transferred from it.

INTEREST ON THE FIXED ACCOUNT

An allocation of Policy Value to the Fixed Account does not entitle the policyowner to share in the investment experience of the general account. Instead, Manufacturers Life of America guarantees that the Policy Value in the Fixed Account will accrue interest daily at an effective annual rate of at least 4%, without regard to the actual investment experience of the general account. Consequently, if a policyowner pays the planned premiums, allocates all net premiums only to the general account and makes no transfers, partial withdrawals, or policy loans, the minimum amount and duration of the death benefit of the Policy will be determinable and guaranteed.

OTHER PROVISIONS OF THE POLICY

POLICYOWNER RIGHTS
Unless otherwise restricted by a separate agreement, the policyowner may, until the life insured's death:

-     Vary the premiums paid under the Policy.

-     Change the death benefit option.

-     Change the premium allocation for future premiums.

-     Transfer amounts between sub-accounts.

-     Take loans and/or partial withdrawals.

-     Surrender the contract.

-     Transfer ownership to a new owner.

- Name a contingent owner that will automatically become owner if the policyowner dies before the insured.

-     Change or revoke a contingent owner.

-     Change or revoke a beneficiary.

ASSIGNMENT OF RIGHTS

Manufacturers Life of America will not be bound by an assignment until it receives a copy of the assignment at its Service Office. Manufacturers Life of America assumes no responsibility for the validity or effects of any assignment.

BENEFICIARY

One or more beneficiaries of the Policy may be appointed by the policyowner by naming them in the application. Beneficiaries may be appointed in three classes
- primary, secondary, and final. Beneficiaries may also be revocable or irrevocable. Unless an irrevocable designation has been elected, the beneficiary may be changed by the policyowner during the life insured's lifetime by giving written notice to Manufacturers Life of America in a form satisfactory to the Company. The change will take effect as of the date such notice is signed. If the life insured dies and there is no surviving beneficiary, the policyowner, or the policyowner's estate if the policyowner is the life insured, will be the beneficiary. If a beneficiary dies before the seventh day after the death of the life insured, the Company will pay the insurance benefit as if the beneficiary had died before the life insured.

INCONTESTABILITY

Manufacturers Life of America will not contest the validity of a Policy after it has been in force during any life insured's lifetime for two years from the Issue Date. It will not contest the validity of an increase in Face Amount, after such increase or addition has been in force during the lifetime of the life insured for two years. If a Policy has been reinstated and been in force during the lifetime of the life insured for less than two years from the reinstatement date, the Company can contest any misrepresentation of a fact material to the reinstatement.

MISSTATEMENT OF AGE OR SEX

If the stated age or sex, or both, of the life insured in the Policy are incorrect, Manufacturers Life of America will change the Face Amount so that the death benefit will be that which the most recent monthly charge for the cost of insurance would have purchased for the correct age and sex.

SUICIDE EXCLUSION

If the life insured dies by suicide within two years after the Issue Date (or within the maximum period permitted by the state in which the Policy was delivered, if less than two years), the Policy will terminate and the Company will pay only the premiums paid less any partial Net Cash Surrender Value withdrawal and less any Policy Debt.

If the life insured dies by suicide within two years after the effective date of an increase in Face Amount, the Company will credit the amount of any Monthly Deductions taken for the increase and reduce the Face Amount to what it was prior to the increase. If the insured's death is by suicide, the Death Benefit for that increase will be limited to the Monthly Deductions taken for the increase.

The Company reserves the right to obtain evidence of the manner and cause of death of the life insured.

SUPPLEMENTARY BENEFITS
Subject to certain requirements, one or more supplementary benefits may be added to a Policy, including those providing a death benefit guarantee, term insurance for an additional insured, providing accidental death coverage, waiving monthly deductions upon disability, accelerating benefits in the event of a terminal illness, and, in the case of corporate-owned policies, permitting a change of the life insured. More detailed information concerning these supplementary benefits may be obtained from an authorized agent of the Company. The cost, if any, for supplementary benefits will be deducted as part of the monthly deduction.

TAX TREATMENT OF THE POLICY


The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Counsel or other competent tax advisors should be consulted for more complete information. This discussion is based upon the Company's understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "Service"). No representation is made as to the likelihood of continuation of the present federal income tax laws nor of the current interpretations by the Service. Manufacturers Life of America does not make any guarantee regarding the tax status of any policy or any transaction regarding the policy.



The Policies may be used in various arrangements, including non-qualified deferred compensation or salary continuation plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if the use of such Policies in any such arrangement, the value of which depends in part on the tax consequences, is contemplated, a qualified tax advisor should be consulted for advice on the tax attributes of the particular arrangement.


LIFE INSURANCE QUALIFICATION
There are several requirements that must be met for a Policy to be considered a Life Insurance Contract under the Code, and thereby to enjoy the tax benefits of such a contract:


- The Policy must satisfy the definition of life insurance under Section 7702 of the Code.


- The investments of the Separate Account must be "adequately diversified" in accordance with Section 817(h) of the Code and Treasury Regulations.

- The Policy must be a valid life insurance contract under applicable state law.

- The Policyowner must not possess "incidents of ownership" in the assets of the Separate Account.

These four items are discussed in detail below.

DEFINITION OF LIFE INSURANCE


Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. For a Policy to be a life insurance contract, it must satisfy either the Cash Value Accumulation Test or the Guideline Premium and the Cash Value Corridor Tests. The Cash Value Accumulation Test requires a minimum death benefit for a given Policy Value. The Guideline Premium Test also requires a minimum death benefit, but in addition limits the total premiums that can be paid into a Policy for a given amount of death benefit.


With respect to a Policy which is issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed mortality charge regulations under Section 7702, issued on July 5, 1991) that such a Policy should meet the Section 7702 definition of a life insurance contract.

With respect to a Policy that is issued on a substandard basis (i.e., a rate class involving higher-than-standard mortality risk), there is less guidance, in particular as to how mortality and other expense requirements of Section 7702 are to be applied in determining whether such a Policy meets the Section 7702 definition of a life insurance contract. Thus it is not clear whether or not such a Policy would satisfy Section 7702, particularly if the policyowner pays the full amount of premiums permitted under the Policy.

The Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702. However, while proposed regulations and other interim guidance have been issued, final regulations have not been adopted and guidance as to how Section 7702 is to be applied is limited. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such a Policy would not provide the tax advantages normally provided by a life insurance policy.

If it is subsequently determined that a Policy does not satisfy Section 7702, the Company may take whatever steps are appropriate and reasonable to attempt to cause such a Policy to comply with Section 7702. For these reasons, the Company reserves the right to restrict Policy transactions as necessary to attempt to qualify it as a life insurance contract under Section 7702.

DIVERSIFICATION

Section 817(h) of the Code requires that the investments of the Separate Account be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as a life insurance contract under Section 7702 of the Code (discussed above). The Separate Account, through the Trust, intends to comply with the diversification requirements prescribed in Treas. Reg. Sec. 1.817-5, which affect how the Trust's assets are to be invested. The Company believes that the Separate Account will thus meet the diversification requirement, and the Company will monitor continued compliance with the requirement.

STATE LAW


A policy must qualify as a valid life insurance contract under applicable state laws. State regulations require that the policyowner have appropriate insurable interest in the life insured. Failure to establish an insurable interest may result in the Policy not qualifying as a life insurance contract for federal tax purposes.


INVESTOR CONTROL


In certain circumstances, owners of variable life insurance policies may be considered the owners, for federal income tax purposes, of the assets of the separate account used to support their Policies. In those circumstances, income and gains from the separate account assets would be includible in the variable policyowner's gross income. The IRS has stated in published rulings that a variable policyowner will be considered the owner of separate account assets if the policyowner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury Department has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the policyowner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyowners may direct their investments to particular sub-accounts without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.


The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it was determined that policyowners were not owners of separate account assets. For example, the policyowner has additional flexibility in allocating premium payments and Policy Values. These differences could result in an owner being treated as the owner of a pro-rata portion of the assets of the Separate Account. In addition, the Company does not know what standards will be set forth, if any, in the regulations or rulings which the Treasury Department has stated it expects to issue. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent an owner from being considered the owner of a pro rata share of the assets of the Separate Account.

TAX TREATMENT OF POLICY BENEFITS


The following discussion assumes that the Policy will qualify as a life insurance contract for federal income tax purposes.



The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Depending on the circumstances, the exchange of a Policy, a change in the Policy's death benefit option, a Policy loan, partial withdrawal, surrender, change in ownership, the addition of an accelerated death benefit rider, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each policyowner or beneficiary.


DEATH BENEFIT

The death benefit under the Policy should be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code.

CASH VALUES


Generally, the policyowner will not be deemed to be in constructive receipt of the Policy Value, including increments thereof, until there is a distribution. This includes additions attributable to interest, dividends, appreciation or gains realized on transfers among sub-accounts.


INVESTMENT IN THE POLICY

Investment in the Policy means:

- the aggregate amount of any premiums or other consideration paid for a Policy; minus

- the aggregate amount, other than loan amounts, received under the Policy which has been excluded from the gross income of the policyowner (except that the amount of any loan from, or secured by, a Policy that is a MEC, to the extent such amount has been excluded from gross income, will be disregarded); plus

- the amount of any loan from, or secured by a Policy that is a MEC to the extent that such amount has been included in the gross income of the policyowner.

The repayment of a policy loan, or the payment of interest on a loan, does not affect the Investment in the Policy.


SURRENDER OR LAPSE


Upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of Policy Debt exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.


If, at the time of lapse or surrender, a Policy has a loan, the loan is extinguished and the amount of the loan is a deemed payment to the policyholder. If the amount of this deemed payment exceeds the investment in the contract, the excess is taxable income and is subject to Internal Revenue Service reporting requirements.


DISTRIBUTIONS


The tax consequences of distributions from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a MEC.


DISTRIBUTIONS FROM NON-MEC'S

A distribution from a non-MEC is generally treated as a tax-free recovery by the policyowner of the Investment in the Policy to the extent of such Investment in the Policy, and as a distribution of taxable income only to the extent the distribution exceeds the Investment in the Policy. Loans from, or secured by, a non-MEC are not treated as distributions. Instead, such loans are treated as indebtedness of the policyowner.

FORCE OUTS

An exception to this general rule occurs in the case of a decrease in the Policy's death benefit or any other change that reduces benefits under the Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the policyowner in order for the Policy to continue to comply with the Section 7702 definitional limits. Such a cash distribution will be taxed in whole or in part as ordinary income (to the extent of any gain in the Policy) under rules prescribed in Section 7702. Changes include partial withdrawals and death benefit option changes.

DISTRIBUTIONS FROM MEC'S

Policies classified as MEC's will be subject to the following tax rules:

- First, all partial withdrawals from such a Policy are treated as ordinary income subject to tax up to the amount equal to the excess (if any) of the Policy Value immediately before the distribution over the Investment in the Policy at such time.

- Second, loans taken from or secured by such a Policy are treated as partial withdrawals from the Policy and taxed accordingly. Past-due loan interest that is added to the loan amount is treated as a loan.

- Third, a 10% additional income tax is imposed on the portion of any distribution (including distributions on surrender) from, or loan taken from or secured by, such a policy that is included in income except where the distribution or loan:


      -  is made on or after the policyowner attains age 59 -1/2;


      -  is attributable to the policyowner becoming disabled; or

      - is part of a series of substantially equal periodic payments for the life (or life expectancy) of the policyowner or the joint lives (or joint life expectancies) of the policyowner and the policyowner's beneficiary.

     These exceptions are not likely to apply in situations where the Policy is not owned by an individual.

Definition of Modified Endowment Contracts


Section 7702A establishes a class of life insurance contracts designated as "Modified Endowment Contracts" or "MECs," which applies to Policies entered into or materially changed after June 20, 1988.



In general, a Policy will be a MEC if the accumulated premiums paid at any time during the first seven Policy Years exceed the "seven-pay premium limit". The seven-pay premium limit on any date is equal to the sum of the net level premiums that would have been paid on or before such date if the policy provided for paid-up future benefits after the payment of seven level annual premiums (the "seven-pay premium").


The rules relating to whether a Policy will be treated as a MEC are extremely complex and cannot be adequately described in the limited confines of this summary. Therefore, a current or prospective policyowner should consult with a competent adviser to determine whether a transaction will cause the Policy to be treated as a MEC.

Material Changes


A Policy that is not a MEC may become a MEC if it is "materially changed." If there is a material change to the Policy, the seven year testing period for MEC status is restarted. The material change rules for determining whether a Policy is a MEC are complex. In general, however, the determination of whether a Policy will be a MEC after a material change generally depends upon the relationship among the death benefit of the Policy at the time of such change, the Policy Value at the time of the change, and the additional premiums paid into the Policy during the seven years starting with the date on which the material change occurs.


Reductions in Face Amount

If there is a reduction in benefits during any Policy Year, the seven-pay premium limit is recalculated as if the policy had been originally issued at the reduced benefit level. Failure to comply would result in classification as a MEC regardless of any efforts by the Company to provide a payment schedule that will not violate the seven pay test.

Exchanges

A life insurance contract received in exchange for a MEC will also be treated as a MEC.

Processing of Premiums

If a premium is received which would cause the Policy to become a MEC within 23 days of the next Policy Anniversary, the Company will not apply the portion of the premium which would cause MEC status ("excess premium") to the Policy when received. The excess premium will be placed in a suspense account until the next anniversary date, at which point the excess premium, along with interest, earned on the excess premium at a rate of 3.5% from the date the premium was received, will be applied to the Policy. The policyowner will be advised of this action and will be offered the opportunity to have the premium credited as of the original date received or to have the premium returned. If the policyowner does not respond, the premium and interest will be applied to the Policy as of the first day of the next anniversary.

If a premium is received which would cause the Policy to become a MEC more than 23 days prior to the next Policy Anniversary, the Company will refund any excess premium to the policyowner. The portion of the premium which is not excess will be applied as of the date received. The policyowner will be advised of this action and will be offered the opportunity to return the premium and have it credited to the account as of the original date received.


If in connection with the application or issue of the Policy, the policyowner acknowledges that the policy is or will become a MEC, excess premiums that would cause MEC status, will be credited to the account as of the original date received.


Multiple Policies

All MEC's that are issued by a Company (or its affiliates) to the same policyowner during any calendar year are treated as one MEC for purposes of determining the amount includible in gross income under Section 72(e) of the Code.

POLICY LOAN INTEREST

Generally, personal interest paid on any loan under a Policy which is owned by an individual is not deductible. For policies purchased on or after January 1, 1996, interest on any loan under a Policy owned by a taxpayer and covering the life of any individual who is an officer or employee of or is financially interested in the business carried on by the taxpayer will not be tax deductible unless the employee is a key person within the meaning of Section 264 of the Code. A deduction will not be permitted for interest on a loan under a Policy held on the life of a key person to the extent the aggregate of such loans with respect to contracts covering the key person exceed $50,000. The number of employees who can qualify as key persons depends in part on the size of the employer but cannot exceed 20 individuals.

Furthermore, if a non-natural person owns a Policy, or is the direct or indirect beneficiary under a Policy, section 264(f) of the Code disallows a pro-rata portion of the taxpayer's interest expense allocable to unborrowed Policy cash values attributable to insurance held on the lives of individuals who are not 20% (or more) owners of the taxpayer-entity, officers, employees, or former employees of the taxpayer.

The portion of the interest expense that is allocable to unborrowed Policy cash values is an amount that bears the same ratio to that interest expense as the taxpayer's average unborrowed Policy cash values under such life insurance policies bear to the average adjusted bases for all assets of the taxpayer.

If the taxpayer is not the Policyowner, but is the direct or indirect beneficiary under the Policy, then the amount of unborrowed cash value of the Policy taken into account in computing the portion of the taxpayer's interest expense allocable to unborrowed Policy cash values cannot exceed the benefit to which the taxpayer is directly or indirectly entitled under the Policy.


INTEREST ON POLICY LOANS AFTER YEAR 10



Interest credited to amounts in the Loan Account at an effective annual rate of at least 4.00%. The actual rate credited is equal to the rate of interest charged on the policy loan less than the Loan Interest Credited Differential, which is currently 1.25% during the first ten policy years and 0% thereafter, and is guaranteed not to exceed 1.25%. The tax consequences associated with a loan interest credited differential of 0% are unclear. A tax adviser should be consulted before effecting a loan to evaluate the tax consequences that may arise in such a situation. If we determine, in our sole discretion, that there is a substantial risk that a loan will be treated as a taxable distribution under Federal tax law as a result of the differential between the credited interest rate and the loan interest rate, the Company retains the right to increase the loan interest rate to an amount that would result in the transaction being treated as a loan under Federal tax law. If this amount is not prescribed by any IRS ruling or regulation or any court decision, the amount of increase will be that which the Company considers to be most likely to result in the transaction being treated as a loan under Federal tax law.


POLICY EXCHANGES


A policyowner generally will not recognize gain upon the exchange of a Policy for another life insurance policy issued by the Company or another insurance company, except to the extent that the policyowner receives cash in the exchange or is relieved of Policy indebtedness as a result of the exchange. The receipt of cash or forgiveness of indebtedness is treated as "boot" which is taxable up to the amount of the gain in the policy. In no event will the gain recognized exceed the amount by which the Policy Value (including any unpaid loans) exceeds the policyowner's Investment in the Policy.


OTHER TRANSACTIONS


A transfer of the Policy, a change in the owner, a change in the beneficiary, and certain other changes to the Policy, as well as particular uses of the Policy (including use in a so called "split-dollar" arrangement) may have tax consequences depending upon the particular circumstances and should not be undertaken prior to consulting with a qualified tax advisor. For instance, if the owner transfers the Policy or designates a new owner in return for valuable consideration (or, in some cases, if the transferor is relieved of a liability as a result of the transfer), then the Death Benefit payable upon the death of the Life Insured may in certain circumstances be includible in taxable income to the extent that the Death Benefit exceeds the prior consideration paid for the transfer and any premiums or other amounts subsequently paid by the transferee. Further, in such a case, if the consideration received exceeds the transferor's Investment in the Policy, the difference will be taxed to the transferor as ordinary income.


Federal estate and state and local estate, inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the individual circumstances of each policyowner and beneficiary.

ALTERNATE MINIMUM TAX

Corporate owners may be subject to Alternate Minimum Tax on the annual increases in Cash Surrender Values and on the Death Benefit proceeds.

INCOME TAX REPORTING

In certain employer-sponsored life insurance arrangements, including equity split dollar arrangements, participants may be required to report for income tax purposes, one or more of the following:

-     the value each year of the life insurance protection provided;

-     an amount equal to any employer-paid premiums; or

- some or all of the amount by which the current value exceeds the employer's interest in the Policy.


Participants should consult with their tax advisor to determine the tax consequences of these arrangements.


OTHER INFORMATION

PAYMENT OF PROCEEDS


As long as the Policy is in force, Manufacturers Life of America will ordinarily pay any policy loans, surrenders, partial withdrawals or insurance benefit within seven days after receipt at its Service Office of all the documents required for such a payment. The Company may delay for up to six months the payment from the Fixed Account of any policy loans, surrenders, partial withdrawals, or insurance benefit. In the case of any such payments from any Investment Account the Company may delay payment during any period during which
(i) the New York Stock Exchange is closed for trading (except for normal weekend and holiday closings), (ii) trading on the New York Stock Exchange is restricted, and (iii) an emergency exists as a result of which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions described in (ii) and (iii) exist.

REPORTS TO POLICYOWNERS
Within 30 days after each Policy Anniversary, Manufacturers Life of America will send the policyowner a statement showing, among other things:

-     the amount of death benefit;

- the Policy Value and its allocation among the Investment Accounts, the Fixed Account and the Loan Account;

- the value of the units in each Investment Account to which the Policy Value is allocated;

- the Policy Debt and any loan interest charged since the last report; o the premiums paid and other Policy transactions made during the period since the last report; and

-     any other information required by law.

Each policyowner will also be sent an annual and a semi-annual report for the Trust which will include a list of the securities held in each Portfolio as required by the 1940 Act.

DISTRIBUTION OF THE POLICIES


ManEquity, Inc., an indirect wholly-owned subsidiary of MFC, will act as the principal underwriter of, and continuously offer, the Policies pursuant to a Distribution Agreement with Manufacturers Life of America. ManEquity, Inc. is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers. ManEquity, Inc. is located at 200 Bloor Street East, Toronto, Ontario, Canada, M4W 1E5 and was organized under the laws of Colorado on May 4, 1970. The directors of ManEquity, Inc. are: Roy Bubbs, Joseph Scott, Robert Cook, Gary Buchanan and Douglas Myers. The officers of ManEquity, Inc. are: (i) Douglas Myers - President, (ii) Gary Buchanan - Vice President, Compliance, (iii) Thomas Reive - Treasurer, (iv) Brian Buckley - Secretary and General Counsel. The Policies will be sold by registered representatives of either ManEquity, Inc. or other broker-dealers having distribution agreements with ManEquity who are also authorized by state insurance departments to do so. The Policies will be sold in all states of the United States except New York.


A registered representative will receive commissions not to exceed 105% of premiums in the first year, 2% of all premiums paid in the second year and after, and after the second anniversary 0.15% of the Net Policy Value per year. Representatives who meet certain productivity standards with regard to the sale of the Policies and certain other policies issued by Manufacturers Life of America or Manufacturers Life will be eligible for additional compensation.

RESPONSIBILITIES OF MANUFACTURERS LIFE


The Manufacturers Life Insurance Company "Manufacturers Life" and The Manufacturers Life Insurance Company (USA) ("Manufacturers USA") have entered into an agreement with ManEquity, Inc. pursuant to which Manufacturers Life or Manufacturers USA, on behalf of ManEquity, Inc. will pay the sales commissions in respect of the Policies and certain other policies issued by Manufacturers Life of America, prepare and maintain all books and records required to be prepared and maintained by ManEquity, Inc. with respect to the Policies and such other policies, and send all confirmations required to be sent by ManEquity, Inc. with respect to the Policies and such other policies. ManEquity, Inc. will promptly reimburse Manufacturers Life or Manufacturers USA for all sales commissions paid by Manufacturers Life or Manufacturers USA and will pay Manufacturers Life or Manufacturers USA for its other services under the agreement in such amounts and at such times as agreed to by the parties.


Manufacturers Life and Manufacturers USA have also entered into a Service Agreement with Manufacturers Life of America pursuant to which Manufacturers Life and Manufacturers USA will provide to Manufacturers Life of America all issue, administrative, general services and recordkeeping functions on behalf of Manufacturers Life of America with respect to all of its insurance policies including the Policies.


Finally, Manufacturers Life of America may, from time to time in its sole discretion, enter into one or more reinsurance agreements with other life insurance companies under which policies issued by it may be reinsured, such that its total amount at risk under a policy would be limited for the life of the insured.

VOTING RIGHTS

As stated previously, all of the assets held in the sub-accounts of the Separate Account will be invested in shares of a particular Portfolio of the Trust. Manufacturers Life of America is the legal owner of those shares and as such has the right to vote upon certain matters that are required by the 1940 Act to be approved or ratified by the shareholders of a mutual fund and to vote upon any other matters that may be voted upon at a shareholders' meeting. However, Manufacturers Life of America will vote shares held in the sub-accounts in accordance with instructions received from policyowners having an interest in such sub-accounts. Shares held in each sub-account for which no timely instructions from policyowners are received, including shares not attributable to the Policies, will be voted by Manufacturers Life of America in the same proportion as those shares in that sub-account for which instructions are received. Should the applicable federal securities laws or regulations change so as to permit Manufacturers Life of America to vote shares held in the Separate Account in its own right, it may elect to do so.

The number of shares in each sub-account for which instructions may be given by a policyowner is determined by dividing the portion of the Policy Value derived from participation in that sub-account, if any, by the value of one share of the corresponding Portfolio. The number will be determined as of a date chosen by Manufacturers Life of America, but not more than 90 days before the shareholders' meeting. Fractional votes are counted. Voting instructions will be solicited in writing at least 14 days prior to the meeting.

Manufacturers Life of America may, if required by state officials, disregard voting instructions if such instructions would require shares to be voted so as to cause a change in the sub-classification or investment policies of one or more of the Portfolios, or to approve or disapprove an investment management contract. In addition, the Company itself may disregard voting instructions that would require changes in the investment policies or investment adviser, provided that Manufacturers Life of America reasonably disapproves such changes in accordance with applicable federal regulations. If Manufacturers Life of America does disregard voting instructions, it will advise policyowners of that action and its reasons for such action in the next communication to policyowners.

SUBSTITUTION OF PORTFOLIO SHARES


Although we believe it to be unlikely, it is possible that in the judgment of the management of Manufacturers Life of America, one or more of the Portfolios may become unsuitable for investment by the Separate Account because of a change in investment policy or a change in the applicable laws or regulation, because the shares are no longer available for investment, or for some other reason. In that event, Manufacturers Life of America may seek to substitute the shares of another Portfolio or of an entirely different mutual fund. Before this can be done, the approval of the Commission. and one or more state insurance departments may be required.


Manufacturers Life of America also reserves the right (i) to combine other separate accounts with the Separate Account, (ii) to create new separate accounts, (iii) to establish additional sub-accounts within the Separate Account to invest in additional portfolios of the Trust or another management investment company, (iv) to eliminate existing sub-accounts and to stop accepting new allocations and transfers into the corresponding portfolio, (v) to combine sub-accounts or to transfer assets in one sub-account to another sub-account or
(vi) to transfer assets from the Separate Account to another separate account and from another separate account to the Separate Account. The Company also reserves the right to operate the Separate Account as a management investment company or other form permitted by law, and to de-register the Separate Account under the 1940 Act. Any such change would be made only if permissible under applicable federal and state law.

RECORDS AND ACCOUNTS

The Service Office will perform administrative functions, such as decreases, increases, surrenders and partial withdrawals, and fund transfers on behalf of the Company.

All records and accounts relating to the Separate Account and the Portfolios will be maintained by the Company. All financial transactions will be handled by the Company. All reports required to be made and information required to be given will be provided by the Company.

STATE REGULATIONS

Manufacturers Life of America is subject to the regulation and supervision by the Michigan Department of Insurance, which periodically examines its financial condition and operations. It is also subject to the insurance laws and regulations of all jurisdictions in which it is authorized to do business. The Policies have been filed with insurance officials, and meet all standards set by law, in each jurisdiction where they are sold.

Manufacturers Life of America is required to submit annual statements of its operations, including financial statements, to the insurance departments of the various jurisdictions in which it does business for the purposes of determining solvency and compliance with local insurance laws and regulations.

LITIGATION

No litigation is pending that would have a material effect upon the Separate Account or the Trust.

INDEPENDENT AUDITORS


The consolidated financial statements of The Manufacturers Life Insurance Company of America and Separate Account Three of The Manufacturers Life Insurance Company of America at December 31, 1999 and 1998, and for each of the three years in the period ended December 31, 1999, appearing in this Prospectus and Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


FURTHER INFORMATION


A registration statement under the Securities Act of 1933 has been filed with the Commission. relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the registration statement. The omitted information may be obtained from the Commission's principal office in Washington D.C. upon payment of the prescribed fee. The Commission also maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the Commission which is located at http://www.sec.gov.


For further information you may also contact Manufacturers Life of America's Home Office, the address and telephone number of which are on the first page of the prospectus.


OFFICERS AND DIRECTORS



                        Position with
                        Manufacturers Life
Name                    of America             Principal Occupation

Sandra M. Cotter (37)   Director               Attorney, Dykema Gossett, PLLC,
                        (since December 1992)  1989 to present.

James D. Gallagher (45) Director (since May    President, The Manufacturers
                        1996), Secretary and   Life Insurance Company of New
                        General Counsel        York, August 1999 to Present,
                                               Vice President, Secretary and
                                               General Counsel, The
                                               Manufacturers Life Insurance
                                               Company (USA), January 1997 to
                                               present; Secretary and General
                                               Counsel, Manufacturers Adviser
                                               Corporation, January 1997 to
                                               present; Vice President, Legal
                                               Services - U.S. Operations, The
                                               Manufacturers Life Insurance
                                               Company, January 1996 to present;
                                               Vice President, Secretary and
                                               General Counsel, The
                                               Manufacturers Life Insurance
                                               Company of North America, 1994 to
                                               present.

Donald A. Guloien (42)  Director (since        Executive Vice President,
                        August 1990) and       Business Development, The
                        President              Manufacturers Life Insurance
                                               Company, January 1999 to present,
                                               Senior Vice President, Business
                                               Development, The Manufacturers
                                               Life Insurance Company, 1994 to
                                               December 1998.


Theodore Kilkuskie,     Director (since May    Senior Vice President, Chief
Jr. (43)                1996)                  Distribution Officer, U. S.
                                               Operations, The Manufacturers
                                               Life Insurance Company, August
                                               1999 to present; Senior Vice
                                               President, U.S. Annuities, The
                                               Manufacturers Life Insurance
                                               Company, January 1999 to August
                                               1999; President, The
                                               Manufacturers Life Insurance
                                               Company of North America, January
                                               1999 to August 1999; Senior Vice
                                               President, U.S. Individual
                                               Insurance, The Manufacturers Life
                                               Insurance Company, August 1998 to
                                               December 1998; Vice President,
                                               U.S. Individual Insurance, The
                                               Manufacturers Life Insurance
                                               Company, June 1995 to February
                                               1998; Executive Vice President,
                                               Mutual Fund Sales & Marketing,
                                               State Street Research, March 1994
                                               to June 1995.

James O'Malley (54)     Director (since        Senior Vice President, U.S.
                        November 1998)         Pensions, The Manufacturers Life
                                               Insurance Company, January 1999
                                               to present; Vice President,
                                               Systems New Business Pensions,
                                               The Manufacturers Life Insurance
                                               Company, 1984 to December 1998.

Joseph J. Pietroski     Director (since July   Senior Vice President and
(61)                    1992)                  Corporate Secretary, The
                                               Manufacturers Life Insurance
                                               Company, 1999 to present.
                                               Senior Vice President, General
                                               Counsel and Corporate Secretary,
                                               The Manufacturers Life Insurance
                                               Company, 1988 to 1999.

John D. Richardson      Director (since        Senior Executive Vice President,
(62)                    January 1995) and      The Manufacturers Life Insurance
                        Chairman               Company; January 1999 to
                                               present; Executive Vice
                                               President, U.S. Operations, The
                                               Manufacturers Life Insurance
                                               Company, November 1997 to
                                               December 1998; Senior Vice
                                               President and General Manager,
                                               U.S. Operations, The
                                               Manufacturers Life Insurance
                                               Company, January 1995 to October
                                               1997.

Victor Apps (52)        Vice President, Asia   Executive Vice President, Asia
                                               Operations, The Manufacturers
                                               Life Insurance Company, November
                                               1997 to present; Senior Vice

                                               President and General Manager,
                                               Greater China Division, The
                                               Manufacturers Life Insurance
                                               Company, 1995 to 1997; Vice
                                               President and General Manager,
                                               Greater China Division, The
                                               Manufacturers Life Insurance
                                               Company, 1993 to 1995

Felix Chee (53)         Vice President,        Executive Vice President & Chief
                        Investments            Investment Officer, The
                                               Manufacturers Life Insurance
                                               Company; November 1997 to
                                               present; Chief Investment
                                               Officer, The Manufacturers Life
                                               Insurance Company, June 1997 to
                                               present, Senior Vice President
                                               and Treasurer, The Manufacturers
                                               Life Insurance Company, August
                                               1994 to May 1997.

Robert A. Cook (45)     Vice President,        Senior Vice President, U.S.
                        Marketing              Individual Insurance, The
                                               Manufacturers Life Insurance
                                               Company, January 1999 to present;
                                               Vice President, Product
                                               Management, The Manufacturers
                                               Life Insurance Company, January
                                               1996 to December 1998; Sales and
                                               Marketing Director, The
                                               Manufacturers Life Insurance
                                               Company, 1994 to 1995.

Douglas H. Myers (45)   Vice President,        President, ManEquity, Inc.,
                        Finance and            April 1994 to present; Assistant
                        Compliance, Controller Vice President and Controller,
                                               U.S. Operations, The
                                               Manufacturers Life Insurance
                                               Company, 1988 to present.

John G. Vrysen (44)     Vice President,        Chief Financial Officer and
                        Appointed Actuary      Treasurer, Manulife-Wood Logan
                                               Holding Co., Inc., January 1996
                                               to present; Vice President and
                                               Chief Financial Officer, U.S.
                                               Operations, The Manufacturers
                                               Life Insurance Company, January
                                               1996 to present; Vice President
                                               and Chief Actuary, The
                                               Manufacturers Life Insurance
                                               Company of New York, March 1992
                                               to present; Vice President and
                                               Chief Actuary, The Manufacturers
                                               Life Insurance Company of North
                                               America, January 1986 to present.

Denis Turner (44)       Vice President and     Vice President and Treasuer, The
                        Treasurer              Manufacturers Life Insurance
                                               Company of America, May 1999 to
                                               present; Vice President &Chief
                                               Accountant, U.S. Division, The
                                               Manufacturers Life Insurance
                                               Company, May 1999 to present;
                                               Assistant Vice President,
                                               Financial Operations, Reinsurance
                                               Division, The Manufacturers Life
                                               Insurance Company, February 1998
                                               to April 1999; Assistant Vice
                                               President & Controller,
                                               Reinsurance Division, The
                                               Manufacturers Life Insurance
                                               Company, November 1995, to
                                               January 1998, Assistant Vice
                                               President,

                                               Corporate Controllers, The
                                               Manufacturers Life Insurance
                                               Company, January 1989 to October
                                               1995.



YEAR 2000 ISSUES



The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. Although the change in date has occurred, it is not possible to conclude that all aspects of the Year 2000 Issue that may affect us, including those related to customers, suppliers, or other third parties, have been fully resolved.



[OPTIONAL TERM RIDER



The Policy may be issued with an optional term insurance rider (the "Term Rider"). The benefit of the term rider is that the cost of insurance rates will always be less than or equal to the cost of insurance rates on the Policy. HOWEVER, UNLIKE THE DEATH BENEFIT UNDER THE POLICY, THE DEATH BENEFIT UNDER THE TERM RIDER IS NOT PROTECTED BY THE NO LAPSE GUARANTEE AFTER THE SECOND POLICY YEAR AND TERMINATES AT AGE 100.]


ILLUSTRATIONS

The tables set forth in Appendix A illustrate the way in which a Policy's Death Benefit, Policy Value, and Cash Surrender Value could vary over an extended period of time.

APPENDIX A - SAMPLE ILLUSTRATIONS OF POLICY VALUES, CASH SURRENDER VALUES AND DEATH BENEFITS



The following tables have been prepared to help show how values under the Policy change with investment performance. The tables include both Policy Values and Cash Surrender Values as well as Death Benefits. The Policy Value is the sum of the values in the Investment Accounts, as the tables assume no values in the Fixed Account or Loan Account. The Cash Surrender Value is the Policy Value less any applicable surrender charges. The tables illustrate how Policy Values and Cash Surrender Values, which reflect all applicable charges and deductions, and Death Benefits of the Policy on an insured of given age would vary over time if the return on the assets of the Portfolios was a uniform, gross, after-tax, annual rate of 0%, 6% or 12%. The Policy Values, Death Benefits and Cash Surrender Values would be different from those shown if the returns averaged 0%, 6% or 12%, but fluctuated over and under those averages throughout the years. The charges reflected in the tables include those for deductions from premiums, surrender charges, and monthly deductions.



The amounts shown for the Policy Value, Death Benefit and Cash Surrender Value as of each Policy Year reflect the fact that the net investment return on the assets held in the sub-accounts is lower than the gross, after-tax return. This is because the expenses and fees borne by Manufacturers Investment Trust are deducted from the gross return. The illustrations reflect an average of those Portfolios' current expenses, which is approximately 0.949% per annum. The gross annual rates of return of 0%, 6% and 12% correspond to approximate net annual rates of return of -0.944%, 4.999% and 10.942%. The illustrations reflect the expense reimbursement in effect for the Lifestyle Trust and the expense limitation in effect for the Equity Index Trust. In the absence of such expense reimbursement and expense limitation, the average of the Portfolio's current expenses would have been 0.953% per annum and the gross annual rates of return of 0%, 6% and 12% would have corresponded to approximate net annual rates of return of -0.949%, 4.944% and 10.938%. The expense reimbursement for the Lifestyle Trusts and the expense limitation for the Equity Index Trust remained in effect during the fiscal year ended December 31, 1999. The expense reimbursement for the Equity Index Trust is expected to remain in effect during the fiscal year ended December 31, 1999. It is anticipated that the expense reimbursement for the Lifestyle Growth 820 Trust, The Lifestyle Balanced 640 Trust and the Lifestyle Moderate 460 Trust will be reduced during the fiscal year ended December 31, 2000. Were the expense reimbursement and expense limitation to terminate, the average of the Portfolios' current expenses would be higher and the approximate net annual rates of return would be lower.



The tables assume that no premiums have been allocated to the Fixed Account, that planned premiums are paid on the Policy Anniversary and that no transfers, partial withdrawals, Policy loans, changes in death benefit options or changes in face amount have been made. The tables reflect the fact that no charges for federal, state or local taxes are currently made against the Separate Account. If such a charge is made in the future, it would take a higher gross rate of return to produce after-tax returns of 0%, 6% and 12% than it does now.



There are two tables shown for each combination of age and death benefit option for a Policy issued to a male non-smoker, one based on current cost of insurance charges assessed by the Company and the other based on the maximum cost of insurance charges based on the 1980 Commissioners Smoker Distinct Mortality Tables. There is a separate table to reflect maximum costs of insurance charges in New Jersey since the premium charge is reduced to 3.6% after Policy Year 10 on a non-guaranteed basis only. Current cost of insurance charges are not guaranteed and may be changed. Upon request, Manufacturers Life of America will furnish a comparable illustration based on the proposed life insured's issue age, sex (unless unisex rates are required by law, or are requested) and risk classes, any additional ratings and the death benefit option, face amount and planned premium requested. Illustrations for smokers would show less favorable results than the illustrations shown below.



From time to time, in advertisements or sales literature for the Policies that quote performance data of one or more of the Portfolios, the Company may include Cash Surrender Values and Death Benefit figures computed using the same methodology as that used in the following illustrations, but with the average annual total return of the Portfolio for which performance data is shown in the advertisement replacing the hypothetical rates of return shown in the following tables. This information may be shown in the form of graphs, charts, tables and examples.

The Policies have been offered to the public only since approximately May 1, 1999. However, total return data may be advertised for as long a period of time as the underlying Portfolio has been in existence. The results for any period prior to the Policies' being offered would be calculated as if the Policies had been offered during that period of time, with all charges assumed to be those applicable to the Policies.

                           ILLUSTRATIONS FOR POLICIES
                                      WITH
                      10 YEAR NO LAPSE GUARANTEE PROVISION

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                0% Hypothetical                       6% Hypothetical                 12% Hypothetical
                              Gross Investment Return             Gross Investment Return          Gross Investment Return
                           ---------------------------------    -----------------------------     -------------------------------
   End Of    Accumulated   Policy        Cash       Death      Policy      Cash       Death       Policy      Cash       Death
   Policy    Premiums (2)  Value       Surrender    Benefit      Value    Surrender   Benefit     Value      Surrender   Benefit
   Year (1)                            Value (3)                          Value (3)                           Value (3)

       1        2,373         944             0     500,000      1,032           0    500,000       1,121           0     500,000
       2        4,865       2,028             0     500,000      2,269           0    500,000       2,522           0     500,000
       3        7,481       3,037             0     500,000      3,500           0    500,000       4,005           0     500,000
       4       10,228       4,001           407     500,000      4,755       1,160    500,000       5,609       2,015     500,000
       5       13,112       4,951         1,948     500,000      6,064       3,061    500,000       7,379       4,376     500,000
       6       16,141       5,828         3,415     500,000      7,371       4,959    500,000       9,269       6,857     500,000
       7       19,321       6,627         4,805     500,000      8,669       6,848    500,000      11,286       9,465     500,000
       8       22,660       7,379         6,148     500,000      9,989       8,759    500,000      13,476      12,245     500,000
       9       26,166       8,121         7,480     500,000     11,368      10,728    500,000      15,891      15,251     500,000
      10       29,847       8,845         8,796     500,000     12,801      12,752    500,000      18,550      18,501     500,000
      11       33,713       9,584         9,584     500,000     14,350      14,350    500,000      21,575      21,575     500,000
      12       37,771      10,234        10,234     500,000     15,892      15,892    500,000      24,845      24,845     500,000
      13       42,033      10,786        10,786     500,000     17,416      17,416    500,000      28,377      28,377     500,000
      14       46,508      11,233        11,233     500,000     18,917      18,917    500,000      32,196      32,196     500,000
      15       51,206      11,584        11,584     500,000     20,399      20,399    500,000      36,340      36,340     500,000
      16       56,139      11,850        11,850     500,000     21,873      21,873    500,000      40,858      40,858     500,000
      17       61,319      12,044        12,044     500,000     23,353      23,353    500,000      45,806      45,806     500,000
      18       66,758      12,168        12,168     500,000     24,837      24,837    500,000      51,231      51,231     500,000
      19       72,469      12,243        12,243     500,000     26,351      26,351    500,000      57,210      57,210     500,000
      20       78,466      12,284        12,284     500,000     27,908      27,908    500,000      63,819      63,819     500,000
      21       84,762      12,115        12,115     500,000     29,336      29,336    500,000      70,962      70,962     500,000
      22       91,373      11,762        11,762     500,000     30,653      30,653    500,000      78,728      78,728     500,000
      23       98,315      11,214        11,214     500,000     31,844      31,844    500,000      87,181      87,181     500,000
      24      105,603      10,437        10,437     500,000     32,868      32,868    500,000      96,376      96,376     500,000
      25      113,256       9,409         9,409     500,000     33,693      33,693    500,000     106,385     106,385     500,000
      26      121,292       8,094         8,094     500,000     34,277      34,277    500,000     117,281     117,281     500,000
      27      129,730       6,447         6,447     500,000     34,561      34,561    500,000     129,141     129,141     500,000
      28      138,589       4,431         4,431     500,000     34,494      34,494    500,000     142,066     142,066     500,000
      29      147,892       2,014         2,014     500,000     34,028      34,028    500,000     156,178     156,178     500,000
      30      157,659       0 (4)         0 (4)       0 (4)     33,095      33,095    500,000     171,605     171,605     500,000
      31      167,915                                           31,646      31,646    500,000     188,519     188,519     500,000
      32      178,684                                           29,593      29,593    500,000     207,094     207,094     500,000
      33      189,991                                           26,835      26,835    500,000     227,534     227,534     500,000
      34      201,864                                           23,265      23,265    500,000     250,085     250,085     500,000
      35      214,330                                           18,756      18,756    500,000     275,035     275,035     500,000
      36      227,420                                           13,158      13,158    500,000     302,724     302,724     500,000
      37      241,164                                            6,234       6,234    500,000     333,537     333,537     500,000
      38      255,595                                            0 (4)       0 (4)      0 (4)     367,971     367,971     500,000
      39      270,747                                                                             406,629     406,629     500,000
      40      286,658                                                                             450,242     450,242     500,000
      41      303,364                                                                             499,533     499,533     524,509
      42      320,905                                                                             554,123     554,123     581,829


      43      339,323                                                                            614,319     614,319     645,035
      44      358,662                                                                            680,669     680,669     714,702
      45      378,968                                                                            753,768     753,768     791,456
      46      400,290                                                                            834,262     834,262     875,975
      47      422,677                                                                            922,854     922,854     968,996
      48      446,184                                                                          1,020,304   1,020,304   1,071,319
      49      470,866                                                                          1,127,437   1,127,437   1,183,809
      50      496,783                                                                          1,245,127   1,245,127   1,307,383
      51      523,995                                                                          1,374,310   1,374,310   1,443,026
      52      552,568                                                                          1,516,032   1,516,032   1,591,833
      53      582,569                                                                          1,671,381   1,671,381   1,754,950
      54      614,071                                                                          1,841,520   1,841,520   1,933,596
      55      647,147                                                                          2,027,698   2,027,698   2,129,083
      56      681,877                                                                          2,231,266   2,231,266   2,342,829
      57      718,344                                                                          2,457,329   2,457,329   2,555,622
      58      756,634                                                                          2,709,109   2,709,109   2,790,383
      59      796,839                                                                          2,990,416   2,990,416   3,050,224
      60      839,054                                                                          3,305,765   3,305,765   3,338,822
      61      883,380                                                                          3,660,531   3,660,531   3,660,531
      62      929,922                                                                          4,053,131   4,053,131   4,053,131
      63      978,791                                                                          4,487,601   4,487,601   4,487,601
      64    1,030,104                                                                          4,968,405   4,968,405   4,968,405
      65    1,083,982                                                                          5,500,485   5,500,485   5,500,485

 (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

 (2) Assumes net interest of 5% compounded annually.

 (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

 (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                   0% Hypothetical                6% Hypothetical                 12% Hypothetical
                               Gross Investment Return       Gross Investment Return          Gross Investment Return
                           ----------------------------     -----------------------------    ---------------------------------
End Of      Accumulated     Policy    Cash       Death      Policy    Cash         Death        Policy      Cash       Death
Policy     Premiums (2)     Value   Surrender   Benefit     Value   Surrender     Benefit       Value    Surrender     Benefit
 Year (1)                           Value (3)                       Value (3)                            Value (3)
     1        2,373           944         0      500,000     1,032         0       500,000       1,121           0     500,000
     2        4,865         1,954         0      500,000     2,193         0       500,000       2,444           0     500,000
     3        7,481         2,896         0      500,000     3,350         0       500,000       3,846           0     500,000
     4       10,228         3,765       171      500,000     4,497       903       500,000       5,330       1,736     500,000
     5       13,112         4,552     1,549      500,000     5,624     2,621       500,000       6,895       3,892     500,000
     6       16,141         5,254     2,841      500,000     6,726     4,313       500,000       8,544       6,131     500,000
     7       19,321         5,858     4,036      500,000     7,786     5,964       500,000      10,271       8,450     500,000
     8       22,660         6,365     5,134      500,000     8,803     7,573       500,000      12,085      10,855     500,000
     9       26,166         6,763     6,123      500,000     9,761     9,121       500,000      13,981      13,341     500,000
    10       29,847         7,053     7,004      500,000    10,658    10,608       500,000      15,967      15,918     500,000
    11       33,713         7,326     7,326      500,000    11,604    11,604       500,000      18,205      18,205     500,000
    12       37,771         7,464     7,464      500,000    12,464    12,464       500,000      20,553      20,553     500,000
    13       42,033         7,460     7,460      500,000    13,224    13,224       500,000      23,015      23,015     500,000
    14       46,508         7,306     7,306      500,000    13,868    13,868       500,000      25,595      25,595     500,000
    15       51,206         6,981     6,981      500,000    14,372    14,372       500,000      28,287      28,287     500,000
    16       56,139         6,477     6,477      500,000    14,718    14,718       500,000      31,097      31,097     500,000
    17       61,319         5,762     5,762      500,000    14,865    14,865       500,000      34,004      34,004     500,000
    18       66,758         4,802     4,802      500,000    14,765    14,765       500,000      36,989      36,989     500,000
    19       72,469         3,567     3,567      500,000    14,377    14,377       500,000      40,034      40,034     500,000
    20       78,466         2,013     2,013      500,000    13,640    13,640       500,000      43,107      43,107     500,000
    21       84,762           106       106      500,000    12,499    12,499       500,000      46,180      46,180     500,000
    22       91,373         0 (4)     0 (4)        0 (4)    10,888    10,888       500,000      49,221      49,221     500,000
    23       98,315                                          8,755     8,755       500,000      52,207      52,207     500,000
    24      105,603                                          6,029     6,029       500,000      55,104      55,104     500,000
    25      113,256                                          2,610     2,610       500,000      57,851      57,851     500,000
    26      121,292                                          0 (4)     0 (4)         0 (4)      60,380      60,380     500,000
    27      129,730                                                                             62,611      62,611     500,000
    28      138,589                                                                             64,429      64,429     500,000
    29      147,892                                                                             65,693      65,693     500,000
    30      157,659                                                                             66,235      66,235     500,000
    31      167,915                                                                             65,873      65,873     500,000
    32      178,684                                                                             64,414      64,414     500,000
    33      189,991                                                                             61,614      61,614     500,000
    34      201,864                                                                             57,194      57,194     500,000
    35      214,330                                                                             50,787      50,787     500,000
    36      227,420                                                                             41,893      41,893     500,000
    37      241,164                                                                             29,572      29,572     500,000
    38      255,595                                                                             13,517      13,517     500,000
    39      270,747                                                                              0 (4)       0 (4)       0 (4)

   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                     0% Hypothetical               6% Hypothetical                 12% Hypothetical
                                 Gross Investment Return       Gross Investment Return          Gross Investment Return
                             -----------------------------   ----------------------------      -------------------------------
End Of      Accumulated      Policy       Cash      Death    Policy     Cash       Death       Policy     Cash         Death
Policy      Premiums (2)      Value    Surrender   Benefit    Value   Surrender   Benefit      Value     Surrender     Benefit
Year (1)                               Value (3)                       Value (3)                         Value (3)
  1            3,224           1,685         0     501,685     1,818         0     501,818       1,951           0     501,951
  2            6,608           3,497         0     503,497     3,872         0     503,872       4,265           0     504,265
  3            10,162          5,219       575     505,219     5,952     1,308     505,952       6,749       2,105     506,749
  4            13,894          6,882     2,894     506,882     8,089     4,100     508,089       9,453       5,464     509,453
  5            17,812          8,517     5,184     508,517    10,315     6,983     510,315      12,430       9,097     512,430
  6            21,926         10,065     7,388     510,065    12,575     9,897     512,575      15,645      12,968     515,645
  7            26,246         11,522     9,500     511,522    14,862    12,840     514,862      19,115      17,094     519,115
  8            30,782         12,918    11,553     512,918    17,208    15,842     517,208      22,899      21,533     522,899
  9            35,544         14,291    13,581     514,291    19,654    18,944     519,654      27,066      26,355     527,066
 10            40,545         15,635    15,581     515,635    22,196    22,142     522,196      31,647      31,592     531,647
 11            45,796         17,041    17,041     517,041    24,972    24,972     524,972      36,880      36,880     536,880
 12            51,309         18,347    18,347     518,347    27,794    27,794     527,794      42,583      42,583     542,583
 13            57,098         19,543    19,543     519,543    30,652    30,652     530,652      48,793      48,793     548,793
 14            63,176         20,623    20,623     520,623    33,540    33,540     533,540      55,558      55,558     555,558
 15            69,558         21,595    21,595     521,595    36,467    36,467     536,467      62,943      62,943     562,943
 16            76,260         22,472    22,472     522,472    39,447    39,447     539,447      71,027      71,027     571,027
 17            83,296         23,267    23,267     523,267    42,494    42,494     542,494      79,898      79,898     579,898
 18            90,685         23,982    23,982     523,982    45,612    45,612     545,612      89,639      89,639     589,639
 19            98,442         24,640    24,640     524,640    48,828    48,828     548,828     100,367     100,367     600,367
 20           106,588         25,255    25,255     525,255    52,160    52,160     552,160     112,202     112,202     612,202
 21           115,141         25,649    25,649     525,649    55,430    55,430     555,430     125,072     125,072     625,072
 22           124,122         25,848    25,848     525,848    58,657    58,657     558,657     139,112     139,112     639,112
 23           133,551         25,843    25,843     525,843    61,829    61,829     561,829     154,434     154,434     654,434
 24           143,452         25,600    25,600     525,600    64,906    64,906     564,906     171,138     171,138     671,138
 25           153,848         25,098    25,098     525,098    67,859    67,859     567,859     189,344     189,344     689,344
 26           164,764         24,305    24,305     524,305    70,644    70,644     570,644     209,176     209,176     709,176
 27           176,226         23,177    23,177     523,177    73,206    73,206     573,206     230,757     230,757     730,757
 28           188,261         21,682    21,682     521,682    75,497    75,497     575,497     254,234     254,234     754,234
 29           200,897         19,794    19,794     519,794    77,473    77,473     577,473     279,779     279,779     779,779
 30           214,166         17,472    17,472     517,472    79,070    79,070     579,070     307,562     307,562     807,562
 31           228,097         14,702    14,702     514,702    80,252    80,252     580,252     337,801     337,801     837,801
 32           242,726         11,430    11,430     511,430    80,938    80,938     580,938     370,697     370,697     870,697
 33           258,086          7,603     7,603     507,603    81,043    81,043     581,043     406,468     406,468     906,468
 34           274,213          3,167     3,167     503,167    80,478    80,478     580,478     445,359     445,359     945,359
 35           291,148          0 (4)     0 (4)       0 (4)    79,144    79,144     579,144     487,633     487,633     987,633
 36           308,928                                         76,926    76,926     576,926     533,567     533,567   1,033,567
 37           327,598                                         73,632    73,632     573,632     583,402     583,402   1,083,402
 38           347,202                                         69,128    69,128     569,128     637,464     637,464   1,137,464
 39           367,785                                         63,258    63,258     563,258     696,102     696,102   1,196,102
 40           389,398                                         55,845    55,845     555,845     759,692     759,692   1,259,692
 41           412,091                                         46,506    46,506     546,506     828,439     828,439   1,328,439

  42           435,920                                         34,975    34,975   534,975     902,716     902,716   1,402,716
  43           460,939                                         20,936    20,936   520,936     982,891     982,891   1,482,891
  44           487,209                                          4,054     4,054   504,054   1,069,372   1,069,372   1,569,372
  45           514,793                                          0 (4)     0 (4)     0 (4)   1,162,592   1,162,592   1,662,592
  46           543,757                                                                      1,263,022   1,263,022   1,763,022
  47           574,168                                                                      1,371,159   1,371,159   1,871,159
  48           606,100                                                                      1,487,592   1,487,592   1,987,592
  49           639,628                                                                      1,612,947   1,612,947   2,112,947
  50           674,833                                                                      1,747,781   1,747,781   2,247,781
  51           711,798                                                                      1,892,690   1,892,690   2,392,690
  52           750,612                                                                      2,048,641   2,048,641   2,548,641
  53           791,366                                                                      2,216,437   2,216,437   2,716,437
  54           834,158                                                                      2,396,956   2,396,956   2,896,956
  55           879,089                                                                      2,591,246   2,591,246   3,091,246
  56           926,267                                                                      2,800,542   2,800,542   3,300,542
  57           975,804                                                                      3,026,853   3,026,853   3,526,853
  58         1,027,818                                                                      3,271,863   3,271,863   3,771,863
  59         1,082,432                                                                      3,537,433   3,537,433   4,037,433
  60         1,139,777                                                                      3,825,623   3,825,623   4,325,623
  61         1,199,989                                                                      4,138,724   4,138,724   4,638,724
  62         1,263,212                                                                      4,479,096   4,479,096   4,979,096
  63         1,329,597                                                                      4,849,534   4,849,534   5,349,534
  64         1,399,300                                                                      5,253,144   5,253,144   5,753,144
  65         1,472,488                                                                      5,693,361   5,693,361   6,193,361

   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                     0% Hypothetical          6% Hypothetical                       12% Hypothetical
                                Gross Investment Return       Gross Investment Return             Gross Investment Return
                            ----------------------------    -----------------------------   ----------------------------------
End Of       Accumulated    Policy     Cash       Death     Policy      Cash       Death     Policy      Cash          Death
Policy        Premiums       Value   Surrender   Benefit     Value   Surrender    Benefit     Value     Surrender      Benefit
  Year (1)      (2)                    Value                          Value (3)                         Value (3)
                                      (3)
   1            3,224        1,685         0      501,685     1,818         0      501,818     1,951           0      501,951
   2            6,608        3,423         0      503,423     3,796         0      503,796     4,186           0      504,186
   3           10,162        5,077       433      505,077     5,801     1,158      505,801     6,589       1,945      506,589
   4           13,894        6,644     2,656      506,644     7,830     3,842      507,830     9,172       5,183      509,172
   5           17,812        8,115     4,783      508,115     9,873     6,540      509,873    11,942       8,609      511,942
   6           21,926        9,488     6,811      509,488    11,925     9,248      511,925    14,913      12,236      514,913
   7           26,246       10,748     8,726      510,748    13,971    11,950      513,971    18,091      16,069      518,091
   8           30,782       11,898    10,532      511,898    16,013    14,647      516,013    21,495      20,129      521,495
   9           35,544       12,925    12,214      512,925    18,033    17,322      518,033    25,132      24,422      525,132
  10           40,545       13,830    13,776      513,830    20,031    19,976      520,031    29,028      28,973      529,028
  11           45,796       14,767    14,767      514,767    22,198    22,198      522,198    33,459      33,459      533,459
  12           51,309       15,559    15,559      515,559    24,329    24,329      524,329    38,222      38,222      538,222
  13           57,098       16,197    16,197      516,197    26,413    26,413      526,413    43,339      43,339      543,339
  14           63,176       16,675    16,675      516,675    28,438    28,438      528,438    48,839      48,839      548,839
  15           69,558       16,973    16,973      516,973    30,379    30,379      530,379    54,740      54,740      554,740
  16           76,260       17,084    17,084      517,084    32,224    32,224      532,224    61,077      61,077      561,077
  17           83,296       16,977    16,977      516,977    33,930    33,930      533,930    67,857      67,857      567,857
  18           90,685       16,618    16,618      516,618    35,457    35,457      535,457    75,091      75,091      575,091
  19           98,442       15,980    15,980      515,980    36,765    36,765      536,765    82,797      82,797      582,797
  20          106,588       15,024    15,024      515,024    37,797    37,797      537,797    90,977      90,977      590,977
  21          115,141       13,718    13,718      513,718    38,505    38,505      538,505    99,645      99,645      599,645
  22          124,122       12,026    12,026      512,026    38,832    38,832      538,832   108,810     108,810      608,810
  23          133,551        9,928     9,928      509,928    38,736    38,736      538,736   118,499     118,499      618,499
  24          143,452        7,395     7,395      507,395    38,159    38,159      538,159   128,733     128,733      628,733
  25          153,848        4,372     4,372      504,372    37,018    37,018      537,018   139,504     139,504      639,504
  26          164,764          805       805      500,805    35,226    35,226      535,226   150,807     150,807      650,807
  27          176,226        0 (4)     0 (4)        0 (4)    32,684    32,684      532,684   162,632     162,632      662,632
  28          188,261                                        29,264    29,264      529,264   174,937     174,937      674,937
  29          200,897                                        24,819    24,819      524,819   187,664     187,664      687,664
  30          214,166                                        19,187    19,187      519,187   200,742     200,742      700,742
  31          228,097                                        12,210    12,210      512,210   214,104     214,104      714,104
  32          242,726                                         3,742     3,742      503,742   227,694     227,694      727,694
  33          258,086                                         0 (4)     0 (4)        0 (4)   241,438     241,438      741,438
  34          274,213                                                                        255,257     255,257      755,257
  35          291,148                                                                        269,032     269,032      769,032
  36          308,928                                                                        282,565     282,565      782,565
  37          327,598                                                                        295,285     295,285      795,285
  38          347,202                                                                        307,440     307,440      807,440
  39          367,785                                                                        318,319     318,319      818,319
  40          389,398                                                                        327,472     327,472      827,472
  41          412,091                                                                        334,503     334,503      834,503


  42          435,920                                                                        338,987     338,987      838,987
  43          460,939                                                                        340,482     340,482      840,482
  44          487,209                                                                        338,538     338,538      838,538
  45          514,793                                                                        332,568     332,568      832,568
  46          543,757                                                                        321,772     321,772      821,772
  47          574,168                                                                        305,163     305,163      805,163
  48          606,100                                                                        281,515     281,515      781,515
  49          639,628                                                                        249,407     249,407      749,407
  50          674,833                                                                        207,384     207,384      707,384
  51          711,798                                                                        153,984     153,984      653,984
  52          750,612                                                                         87,725      87,725      587,725
  53          791,366                                                                          7,028       7,028      507,028
  54          834,158                                                                          0 (4)       0 (4)        0 (4)

   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,940 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                   0% Hypothetical               6% Hypothetical                 12% Hypothetical
                             Gross Investment Return         Gross Investment Return          Gross Investment Return
                          -----------------------------     ---------------------------     ---------------------------------
End Of    Accumulated     Policy      Cash       Death      Policy    Cash      Death        Policy        Cash        Death
Policy     Premiums       Value     Surrender   Benefit     Value   Surrender   Benefit      Value       Surrender    Benefit
Year (1)     (2)                     Value (3)                      Value (3)                            Value (3)
    1        8,337          3,773         0     500,000     4,099         0      500,000       4,426           0       500,000
    2       17,091          7,276         0     500,000     8,161         0      500,000       9,088         639       500,000
    3       26,282         10,711     3,308     500,000    12,389     4,986      500,000      14,222       6,819       500,000
    4       35,934         13,900     7,541     500,000    16,609    10,251      500,000      19,692      13,334       500,000
    5       46,067         17,059    11,746     500,000    21,042    15,728      500,000      25,763      20,450       500,000
    6       56,708         19,894    15,626     500,000    25,394    21,127      500,000      32,192      27,924       500,000
    7       67,880         22,421    19,198     500,000    29,681    26,458      500,000      39,039      35,816       500,000
    8       79,611         24,742    22,565     500,000    34,000    31,822      500,000      46,457      44,280       500,000
    9       91,928         26,951    25,819     500,000    38,447    37,315      500,000      54,607      53,474       500,000
   10      104,862         29,087    29,000     500,000    43,071    42,984      500,000      63,612      63,525       500,000
   11      118,442         30,770    30,770     500,000    47,598    47,598      500,000      73,449      73,449       500,000
   12      132,701         31,945    31,945     500,000    51,893    51,893      500,000      83,978      83,978       500,000
   13      147,673         32,505    32,505     500,000    55,843    55,843      500,000      95,203      95,203       500,000
   14      163,394         32,422    32,422     500,000    59,409    59,409      500,000     107,217     107,217       500,000
   15      179,900         31,643    31,643     500,000    62,528    62,528      500,000     120,108     120,108       500,000
   16      197,233         30,083    30,083     500,000    65,106    65,106      500,000     133,961     133,961       500,000
   17      215,431         27,717    27,717     500,000    67,100    67,100      500,000     148,934     148,934       500,000
   18      234,540         24,527    24,527     500,000    68,476    68,476      500,000     165,228     165,228       500,000
   19      254,604         20,497    20,497     500,000    69,196    69,196      500,000     183,074     183,074       500,000
   20      275,671         15,606    15,606     500,000    69,218    69,218      500,000     202,747     202,747       500,000
   21      297,791          8,816     8,816     500,000    67,571    67,571      500,000     223,937     223,937       500,000
   22      321,018            214       214     500,000    64,264    64,264      500,000     247,122     247,122       500,000
   23      345,406          0 (4)     0 (4)       0 (4)    58,947    58,947      500,000     272,653     272,653       500,000
   24      371,013                                         51,211    51,211      500,000     300,992     300,992       500,000
   25      397,901                                         40,548    40,548      500,000     332,740     332,740       500,000
   26      426,133                                         26,343    26,343      500,000     368,684     368,684       500,000
   27      455,777                                          7,818     7,818      500,000     409,860     409,860       500,000
   28      486,902                                          0 (4)     0 (4)        0 (4)     457,642     457,642       500,000
   29      519,584                                                                           512,837     512,837       538,479
   30      553,901                                                                           573,613     573,613       602,294
   31      589,933                                                                           640,352     640,352       672,370
   32      627,766                                                                           713,598     713,598       749,278
   33      667,492                                                                           793,919     793,919       833,615
   34      709,203                                                                           881,921     881,921       926,017
   35      753,000                                                                           978,256     978,256     1,027,169
   36      798,987                                                                         1,083,627   1,083,627     1,137,809
   37      847,274                                                                         1,200,576   1,200,576     1,248,599
   38      897,974                                                                         1,330,751   1,330,751     1,370,673
   39      951,210                                                                         1,476,098   1,476,098     1,505,620
   40    1,007,108                                                                         1,638,928   1,638,928     1,655,318
   41    1,065,800                                                                         1,821,993   1,821,993     1,821,993


   42    1,127,427                                                                         2,024,581   2,024,581     2,024,581
   43    1,192,135                                                                         2,248,774   2,248,774     2,248,774
   44    1,260,079                                                                         2,496,876   2,496,876     2,496,876
   45    1,331,420                                                                         2,771,438   2,771,438     2,771,438

   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,940 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                  0% Hypothetical               6% Hypothetical                12% Hypothetical
                             Gross Investment Return        Gross Investment Return         Gross Investment Return
                          ------------------------------   ----------------------------   -------------------------------
End Of     Accumulated    Policy      Cash      Death      Policy    Cash       Death     Policy      Cash        Death
Policy      Premiums (2)  Value    Surrender    Benefit    Value   Surrender    Benefit    Value    Surrender     Benefit
Year (1)                           Value (3)                        Value (3)                        Value (3)
   1           8,337       3,773           0    500,000     4,099         0     500,000     4,426         0       500,000
   2          17,091       6,632           0    500,000     7,497         0     500,000     8,405         0       500,000
   3          26,282       9,051       1,647    500,000    10,639     3,236     500,000    12,382     4,978       500,000
   4          35,934      11,001       4,643    500,000    13,483     7,125     500,000    16,329     9,971       500,000
   5          46,067      12,434       7,120    500,000    15,960    10,646     500,000    20,190    14,877       500,000
   6          56,708      13,295       9,027    500,000    17,994    13,726     500,000    23,903    19,635       500,000
   7          67,880      13,528      10,305    500,000    19,503    16,281     500,000    27,396    24,173       500,000
   8          79,611      13,048      10,870    500,000    20,373    18,195     500,000    30,563    28,385       500,000
   9          91,928      11,753      10,621    500,000    20,466    19,334     500,000    33,271    32,139       500,000
  10         104,862       9,532       9,445    500,000    19,627    19,540     500,000    35,368    35,281       500,000
  11         118,442       6,578       6,578    500,000    18,071    18,071     500,000    37,173    37,173       500,000
  12         132,701       2,478       2,478    500,000    15,280    15,280     500,000    38,103    38,103       500,000
  13         147,673       0 (4)       0 (4)      0 (4)    11,055    11,055     500,000    37,953    37,953       500,000
  14         163,394                                        5,178     5,178     500,000    36,486    36,486       500,000
  15         179,900                                        0 (4)     0 (4)       0 (4)    33,393    33,393       500,000
  16         197,233                                                                       28,237    28,237       500,000
  17         215,431                                                                       20,159    20,159       500,000
  18         234,540                                                                        8,971     8,971       500,000
  19         254,604                                                                        0 (4)     0 (4)         0 (4)


   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                   0% Hypothetical                6% Hypothetical                  12% Hypothetical
                              Gross Investment Return         Gross Investment Return           Gross Investment Return
                           -----------------------------   --------------------------------    ----------------------------------
End Of      Accumulated    Policy     Cash        Death    Policy        Cash        Death       Policy       Cash        Death
Policy       Premiums      Value    Surrender    Benefit    Value      Surrender    Benefit       Value     Surrender    Benefit
 Year (1)       (2)                 Value (3)                          Value (3)                            Value (3)
   1           12,154       7,076         0      507,076     7,599          0       507,599       8,125           0       508,125
   2           24,915      13,796     2,996      513,796    15,275      4,475       515,275      16,820       6,020       516,820
   3           38,315      20,366    10,903      520,366    23,236     13,773       523,236      26,356      16,892       526,356
   4           52,384      26,607    18,480      526,607    31,307     23,180       531,307      36,622      28,495       536,622
   5           67,157      32,742    25,951      532,742    39,718     32,926       539,718      47,927      41,136       547,927
   6           82,669      38,466    33,010      538,466    48,164     42,709       548,164      60,047      54,592       560,047
   7           98,956      43,796    39,677      543,796    56,661     52,541       556,661      73,077      68,957       573,077
   8          116,057      48,841    46,058      548,841    65,313     62,529       565,313      87,216      84,433       587,216
   9          134,014      53,700    52,253      553,700    74,225     72,778       574,225     102,677     101,230       602,677
  10          152,869      58,418    58,306      558,418    83,452     83,341       583,452     119,639     119,528       619,639
  11          172,666      62,826    62,826      562,826    92,981     92,981       592,981     138,449     138,449       638,449
  12          193,453      66,642    66,642      566,642   102,403    102,403       602,403     158,690     158,690       658,690
  13          215,279      69,752    69,752      569,752   111,590    111,590       611,590     180,388     180,388       680,388
  14          238,197      72,136    72,136      572,136   120,501    120,501       620,501     203,666     203,666       703,666
  15          262,260      73,748    73,748      573,748   129,068    129,068       629,068     228,637     228,637       728,637
  16          287,527      74,515    74,515      574,515   137,187    137,187       637,187     255,391     255,391       755,391
  17          314,057      74,429    74,429      574,429   144,820    144,820       644,820     284,102     284,102       784,102
  18          341,914      73,500    73,500      573,500   151,943    151,943       651,943     314,977     314,977       814,977
  19          371,163      71,739    71,739      571,739   158,532    158,532       658,532     348,246     348,246       848,246
  20          401,875      69,160    69,160      569,160   164,569    164,569       664,569     384,172     384,172       884,172
  21          434,123      64,746    64,746      564,746   168,965    168,965       668,965     421,945     421,945       921,945
  22          467,983      58,691    58,691      558,691   171,822    171,822       671,822     461,944     461,944       961,944
  23          503,536      50,807    50,807      550,807   172,851    172,851       672,851     504,186     504,186     1,004,186
  24          540,866      40,906    40,906      540,906   171,751    171,751       671,751     548,688     548,688     1,048,688
  25          580,063      28,789    28,789      528,789   168,188    168,188       668,188     595,452     595,452     1,095,452
  26          621,220      14,248    14,248      514,248   161,807    161,807       661,807     644,472     644,472     1,144,472
  27          664,435       0 (4)     0 (4)        0 (4)   152,209    152,209       652,209     695,717     695,717     1,195,717
  28          709,810                                      139,017    139,017       639,017     749,191     749,191     1,249,191
  29          757,455                                      121,808    121,808       621,808     804,871     804,871     1,304,871
  30          807,481                                      100,011    100,011       600,011     862,601     862,601     1,362,601
  31          860,009                                       73,005     73,005       573,005     922,182     922,182     1,422,182
  32          915,163                                       40,438     40,438       540,438     983,705     983,705     1,483,705
  33          973,075                                        1,685      1,685       501,685   1,047,004   1,047,004     1,547,004
  34        1,033,883                                        0 (4)      0 (4)         0 (4)   1,111,881   1,111,881     1,611,881
  35        1,097,730                                                                         1,178,197   1,178,197     1,678,197
  36        1,164,771                                                                         1,245,870   1,245,870     1,745,870
  37        1,235,163                                                                         1,315,456   1,315,456     1,815,456
  38        1,309,075                                                                         1,387,026   1,387,026     1,887,026
  39        1,386,682                                                                         1,460,659   1,460,659     1,960,659
  40        1,468,170                                                                         1,536,442   1,536,442     2,036,442
  41        1,553,733                                                                         1,614,485   1,614,485     2,114,485

  42        1,643,573                                                                         1,694,732   1,694,732     2,194,732
  43        1,737,905                                                                         1,777,303   1,777,303     2,277,303
  44        1,836,954                                                                         1,862,345   1,862,345     2,362,345
  45        1,940,956                                                                         1,950,021   1,950,021     2,450,021

   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES

                                   0% Hypothetical               6% Hypothetical                  12% Hypothetical
                              Gross Investment Return            Gross Investment Return          Gross Investment Return
                          --------------------------------   -----------------------------       --------------------------------
End Of      Accumulated   Policy        Cash       Death      Policy    Cash        Death         Policy      Cash       Death
Policy      Premiums (2)   Value      Surrender    Benefit    Value    Surrender   Benefit        Value     Surrender    Benefit
 Year (1)                             Value (3)                        Value (3)                            Value (3)
   1          12,154       7,076            0      507,076     7,599           0   507,599        8,125           0      508,125
   2          24,915      13,143        2,343      513,143    14,601       3,802   514,601       16,125       5,326      516,125
   3          38,315      18,682        9,219      518,682    21,458      11,995   521,458       24,482      15,019      524,482
   4          52,384      23,669       15,542      523,669    28,131      20,003   528,131       33,195      25,068      533,195
   5          67,157      28,052       21,261      528,052    34,548      27,757   534,548       42,238      35,446      542,238
   6          82,669      31,784       26,329      531,784    40,639      35,184   540,639       51,579      46,124      551,579
   7          98,956      34,810       30,691      534,810    46,324      42,205   546,324       61,182      57,063      561,182
   8         116,057      37,054       34,271      537,054    51,494      48,710   551,494       70,978      68,195      570,978
   9         134,014      38,425       36,978      538,425    56,019      54,572   556,019       80,876      79,429      580,876
  10         152,869      38,829       38,718      538,829    59,761      59,649   559,761       90,771      90,659      590,771
  11         172,666      38,748       38,748      538,748    63,292      63,292   563,292      101,477     101,477      601,477
  12         193,453      37,543       37,543      537,543    65,831      65,831   565,831      112,130     112,130      612,130
  13         215,279      35,135       35,135      535,135    67,232      67,232   567,232      122,622     122,622      622,622
  14         238,197      31,448       31,448      531,448    67,349      67,349   567,349      132,843     132,843      632,843
  15         262,260      26,378       26,378      526,378    66,001      66,001   566,001      142,637     142,637      642,637
  16         287,527      19,760       19,760      519,760    62,927      62,927   562,927      151,763     151,763      651,763
  17         314,057      11,100       11,100      511,100    57,520      57,520   557,520      159,607     159,607      659,607
  18         341,914         737          737      500,737    49,991      49,991   549,991      166,365     166,365      666,365
  19         371,163       0 (4)        0 (4)        0 (4)    39,611      39,611   539,611      171,273     171,273      671,273
  20         401,875                                          25,938      25,938   525,938      173,817     173,817      673,817
  21         434,123                                           8,612       8,612   508,612      173,535     173,535      673,535
  22         467,983                                           0 (4)       0 (4)     0 (4)      169,925     169,925      669,925
  23         503,536                                                                            162,463     162,463      662,463
  24         540,866                                                                            150,608     150,608      650,608
  25         580,063                                                                            133,669     133,669      633,669
  26         621,220                                                                            110,735     110,735      610,735
  27         664,435                                                                             80,693      80,693      580,693
  28         709,810                                                                             42,179      42,179      542,179
  29         757,455                                                                              0 (4)       0 (4)        0 (4)

    (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

    (2) Assumes net interest of 5% compounded annually.

    (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 10 Policy Years. Provided the Death Benefit Guarantee Cumulative Premium Test has been selected and continues to be met, the Death Benefit Guarantee will keep the Policy in force on all policies until age 100.

    (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only, and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                           ILLUSTRATIONS FOR POLICIES
                                      WITH
                      20 YEAR NO LAPSE GUARANTEE PROVISION

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                   0% Hypothetical             6% Hypothetical                 12% Hypothetical
                             Gross Investment Return       Gross Investment Return          Gross Investment Return
                          ----------------------------   -----------------------------    ----------------------------------
End Of     Accumulated     Policy     Cash      Death    Policy    Cash        Death       Policy      Cash         Death
Policy     Premiums (2)    Value    Surrender  Benefit   Value   Surrender    Benefit      Value     Surrender     Benefit
Year (1)                            Value (3)                     Value (3)                           Value (3)
  1          2,373
  2          4,865
  3          7,481
  4         10,228
  5         13,112
  6         16,141
  7         19,321
  8         22,660
  9         26,166
 10         29,847
 11         33,713
 12         37,771
 13         42,033
 14         46,508
 15         51,206
 16         56,139
 17         61,319
 18         66,758
 19         72,469
 20         78,466
 21         84,762
 22         91,373
 23         98,315
 24        105,603
 25        113,256
 26        121,292
 27        129,730
 28        138,589
 29        147,892
 30        157,659
 31        167,915
 32        178,684
 33        189,991
 34        201,864
 35        214,330
 36        227,420
 37        241,164
 38        255,595
 39        270,747
 40        286,658
 41        303,364
 42        320,905
 43        339,323
 44        358,662
 45        378,968
 46        400,290
 47        422,677
 48        446,184
 49        470,866

 50        496,783
 51        523,995
 52        552,568
 53        582,569
 54        614,071
 55        647,147
 56        681,877
 57        718,344
 58        756,634
 59        796,839
 60        839,054
 61        883,380
 62        929,922
 63        978,791
 64      1,030,104
 65      1,083,982

   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $2,260 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                   0% Hypothetical             6% Hypothetical                 12% Hypothetical
                             Gross Investment Return       Gross Investment Return          Gross Investment Return
                          ----------------------------   -----------------------------    ----------------------------------
End Of     Accumulated     Policy     Cash      Death    Policy    Cash        Death       Policy      Cash         Death
Policy     Premiums (2)    Value    Surrender  Benefit   Value   Surrender    Benefit      Value     Surrender     Benefit
Year (1)                            Value (3)                     Value (3)                           Value (3)
   1          2,373
   2          4,865
   3          7,481
   4         10,228
   5         13,112
   6         16,141
   7         19,321
   8         22,660
   9         26,166
  10         29,847
  11         33,713
  12         37,771
  13         42,033
  14         46,508
  15         51,206
  16         56,139
  17         61,319
  18         66,758
  19         72,469
  20         78,466
  21         84,762
  22         91,373
  23         98,315
  24        105,603
  25        113,256
  26        121,292
  27        129,730
  28        138,589
  29        147,892
  30        157,659
  31        167,915
  32        178,684
  33        189,991
  34        201,864
  35        214,330
  36        227,420
  37        241,164
  38        255,595
  39        270,747



   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                     0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                                 Gross Investment Return            Gross Investment Return              Gross Investment Return
                              -------------------------------     -------------------------------    -------------------------------
     End Of     Accumulated     Policy      Cash        Death      Policy       Cash       Death    Policy       Cash        Death
     Policy     Premiums (2)    Value     Surrender     Benefit    Value     Surrender     Benefit   Value    Surrender     Benefit
     Year (1)                              Value (3)                          Value (3)                        Value (3)
        1         3,224
        2         6,608
        3        10,162
        4        13,894
        5        17,812
        6        21,926
        7        26,246
        8        30,782
        9        35,544
       10        40,545
       11        45,796
       12        51,309
       13        57,098
       14        63,176
       15        69,558
       16        76,260
       17        83,296
       18        90,685
       19        98,442
       20       106,588
       21       115,141
       22       124,122
       23       133,551
       24       143,452
       25       153,848
       26       164,764
       27       176,226
       28       188,261
       29       200,897
       30       214,166
       31       228,097
       32       242,726
       33       258,086
       34       274,213
       35       291,148
       36       308,928
       37       327,598
       38       347,202
       39       367,785
       40       389,398
       41       412,091
       42       435,920
       43       460,939
       44       487,209
       45       514,793
       46       543,757
       47       574,168
       48       606,100
       49       639,628

       50     674,833
       51     711,798
       52     750,612
       53     791,366
       54     834,158
       55     879,089
       56     926,267
       57     975,804
       58   1,027,818
       59   1,082,432
       60   1,139,777
       61   1,199,989
       62   1,263,212
       63   1,329,597
       64   1,399,300
       65   1,472,488



   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 35 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                          $3,070 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                     0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                                 Gross Investment Return            Gross Investment Return              Gross Investment Return
                              -------------------------------     -------------------------------    -------------------------------
End Of       Accumulated      Policy         Cash       Death     Policy         Cash       Death    Policy          Cash      Death
Policy       Premiums (2)      Value    Surrender     Benefit      Value     Surrender     Benefit    Value     Surrender    Benefit
Year(1)                                 Value (3)                            Value (3)                           Value (3)
      1         3,224
      2         6,608
      3        10,162
      4        13,894
      5        17,812
      6        21,926
      7        26,246
      8        30,782
      9        35,544
     10        40,545
     11        45,796
     12        51,309
     13        57,098
     14        63,176
     15        69,558
     16        76,260
     17        83,296
     18        90,685
     19        98,442
     20       106,588
     21       115,141
     22       124,122
     23       133,551
     24       143,452
     25       153,848
     26       164,764
     27       176,226
     28       188,261
     29       200,897
     30       214,166
     31       228,097
     32       242,726
     33       258,086
     34       274,213
     35       291,148
     36       308,928
     37       327,598
     38       347,202
     39       367,785
     40       389,398
     41       412,091
     42       435,920
     43       460,939
     44       487,209
     45       514,793
     46       543,757
     47       574,168
     48       606,100
     49       639,628

     50       674,833
     51       711,798
     52       750,612
     53       791,366
     54       834,158


   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,940 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES




                                     0% Hypothetical                  6% Hypothetical                       12% Hypothetical
                                 Gross Investment Return            Gross Investment Return              Gross Investment Return
                              -------------------------------     -------------------------------    -------------------------------
End Of       Accumulated      Policy         Cash       Death     Policy         Cash       Death    Policy          Cash      Death
Policy       Premiums (2)      Value    Surrender     Benefit      Value     Surrender     Benefit    Value     Surrender    Benefit
Year(1)                                 Value (3)                            Value (3)                           Value (3)
      1          8,337
      2         17,091
      3         26,282
      4         35,934
      5         46,067
      6         56,708
      7         67,880
      8         79,611
      9         91,928
     10        104,862
     11        118,442
     12        132,701
     13        147,673
     14        163,394
     15        179,900
     16        197,233
     17        215,431
     18        234,540
     19        254,604
     20        275,671
     21        297,791
     22        321,018
     23        345,406
     24        371,013
     25        397,901
     26        426,133
     27        455,777
     28        486,902
     29        519,584
     30        553,901
     31        589,933
     32        627,766
     33        667,492
     34        709,203
     35        753,000
     36        798,987
     37        847,274
     38        897,974
     39        951,210
     40      1,007,108
     41      1,065,800
     42      1,127,427
     43      1,192,135
     44      1,260,079
     45      1,331,420

   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 1
                          $7,940 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                     0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                                 Gross Investment Return            Gross Investment Return              Gross Investment Return
                              -------------------------------     -------------------------------    -------------------------------
End Of       Accumulated      Policy         Cash       Death     Policy         Cash       Death    Policy          Cash      Death
Policy       Premiums(2)       Value    Surrender     Benefit      Value     Surrender     Benefit    Value     Surrender    Benefit
Year(1)                                 Value (3)                            Value (3)                           Value (3)
      1         8,337
      2        17,091
      3        26,282
      4        35,934
      5        46,067
      6        56,708
      7        67,880
      8        79,611
      9        91,928
     10       104,862
     11       118,442
     12       132,701
     13       147,673
     14       163,394
     15       179,900
     16       197,233
     17       215,431
     18       234,540
     19       254,604


   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING CURRENT CHARGES


                                      0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                                  Gross Investment Return            Gross Investment Return              Gross Investment Return
                              -------------------------------     -------------------------------    -------------------------------
End Of       Accumulated      Policy         Cash       Death     Policy         Cash       Death    Policy          Cash      Death
Policy       Premiums(2)       Value    Surrender     Benefit      Value     Surrender     Benefit    Value     Surrender    Benefit
Year(1)                                 Value (3)                            Value (3)                           Value (3)
      1         12,154
      2         24,915
      3         38,315
      4         52,384
      5         67,157
      6         82,669
      7         98,956
      8        116,057
      9        134,014
     10        152,869
     11        172,666
     12        193,453
     13        215,279
     14        238,197
     15        262,260
     16        287,527
     17        314,057
     18        341,914
     19        371,163
     20        401,875
     21        434,123
     22        467,983
     23        503,536
     24        540,866
     25        580,063
     26        621,220
     27        664,435
     28        709,810
     29        757,455
     30        807,481
     31        860,009
     32        915,163
     33        973,075
     34      1,033,883
     35      1,097,730
     36      1,164,771
     37      1,235,163
     38      1,309,075
     39      1,386,682
     40      1,468,170
     41      1,553,733
     42      1,643,573
     43      1,737,905
     44      1,836,954
     45      1,940,956


   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                 FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY
                     MALE NON-SMOKER ISSUE AGE 55 (STANDARD)
                   $500,000 FACE AMOUNT DEATH BENEFIT OPTION 2
                         $11,575 ANNUAL PLANNED PREMIUM
                            ASSUMING MAXIMUM CHARGES


                                      0% Hypothetical                    6% Hypothetical                     12% Hypothetical
                                  Gross Investment Return            Gross Investment Return              Gross Investment Return
                              -------------------------------     -------------------------------    -------------------------------
End Of       Accumulated      Policy         Cash       Death     Policy         Cash       Death    Policy          Cash      Death
Policy       Premiums(2)       Value    Surrender     Benefit      Value     Surrender     Benefit    Value     Surrender    Benefit
Year(1)                                 Value (3)                            Value (3)                           Value (3)
      1       12,154
      2       24,915
      3       38,315
      4       52,384
      5       67,157
      6       82,669
      7       98,956
      8      116,057
      9      134,014
     10      152,869
     11      172,666
     12      193,453
     13      215,279
     14      238,197
     15      262,260
     16      287,527
     17      314,057
     18      341,914
     19      371,163
     20      401,875
     21      434,123
     22      467,983
     23      503,536
     24      540,866
     25      580,063
     26      621,220
     27      664,435
     28      709,810
     29      757,455


   (1) All values shown are as of the end of the policy year indicated, have been rounded to the nearest dollar, and assume that (a) premiums paid after the initial premium are received on the policy anniversary, (b) no policy loan has been made, (c) no partial withdrawal of the Cash Surrender Value has been made and (d) no premiums have been allocated to the Fixed Account.

   (2) Assumes net interest of 5% compounded annually.

   (3) Provided the No Lapse Guarantee Cumulative Premium Test has been and continues to be met, the No Lapse Guarantee will keep the Policy in force until the end of the first 20 Policy Years.

   (4) In the absence of additional premium payments, the Policy will lapse.

The policy value, cash surrender value and the death benefit will differ if premiums are paid in different amounts or frequencies. It is emphasized that the hypothetical investment returns are illustrative only and should not be deemed a representation of past or future results. Actual investment returns may be more or less than those shown and will depend on a number of factors, including the investment allocation made by the policyowner, and the investment returns for the funds of Manufacturers Investment Trust. The policy value, cash surrender value and death benefit for a policy would be different from those shown if actual rates of investment return averaged the rate shown above over a period of years, but also fluctuated above or below that average for individual policy years. No representations can be made that these hypothetical rates of return can be achieved for any one year or sustained over any period of time.

                           PART II. OTHER INFORMATION

Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

         The Manufacturers Life Insurance Company of America hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

CONTENTS OF REGISTRATION STATEMENT
This registration statement comprises the following papers and documents:

The facing sheet;

Cross-Reference Sheet;


The Prospectus, consisting of 44 pages and illustrations;


Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

The signatures;

Written consents of the following persons:

     A. Ernst & Young LLP - To Be Filed By Amendment


     B. Opinion and Consent of Actuary - To Be Filed By Amendment.


The following exhibits are filed as part of this Registration Statement:

1. Copies of all exhibits required by paragraph A of the instructions as to exhibits in Form N-8B-2 are set forth below under designations based on such instructions:

     A(1) Resolutions of Board of Directors of The Manufacturers Life Insurance Company of America establishing Separate Account Three. Incorporated by reference to Exhibit A(1) to the registration statement on Form S-6, file number 333-66303 filed October 29, 1998 (the "SVUL Registration Statement").

     A(3)(a)(i)   Distribution Agreement between The Manufacturers Life
                  Insurance Company of America and ManEquity, Inc. dated
                  December 23, 1986. Incorporated by reference to Exhibit
                  A(3)(a)(i) to the SVUL Registration Statement.

     A(3)(a)(ii)  Amendment to Distribution Agreement between The
                  Manufacturers Life Insurance Company of America and ManEquity, Inc. dated May 30, 1992. Incorporated by reference to Exhibit A(3)(a)(ii) to the SVUL Registration Statement.

     A(3)(a)(iii) Amendment to Distribution Agreement between The Manufacturers
                  Life Insurance Company of America and ManEquity, Inc. dated February 23, 1994. Incorporated by reference to Exhibit A(3)(a)(iii) to the SVUL Registration Statement.

     A(3)(b)(i)   Specimen Agreement between ManEquity, Inc. and registered
                  representatives. Incorporated by reference to Exhibit
                  A(3)(b)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(ii)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and registered representatives. Incorporated by reference to Exhibit A(3)(b)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iii) Specimen Agreement between ManEquity, Inc. and dealers.
                  Incorporated by reference to Exhibit A(3)(b)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(3)(b)(iv)  Specimen agreement between The Manufacturers Life Insurance
                  Company of America and dealers. Incorporated by reference to Exhibit A(3)(b)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(5)(a) Specimen Flexible Premium Variable Life Insurance Policy - Incorporated by reference to Exhibit A(5)(a) to an initial registration statement on Form S-6, file number 333-69719 filed December 23, 1998.

     A(6)(a) Restated Articles of Redomestication of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(a) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(6)(b) By-Laws of The Manufacturers Life Insurance Company of America. Incorporated by reference to Exhibit A(6)(b) to post-effective amendment no. 20 to the registration statement on Form S-6, file number 33-13774, filed April 26, 1996.

     A(8)(a)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and The Manufacturers Life Insurance Company of
                  America dated June 1, 1988. Incorporated by reference to
                  Exhibit A(8)(a)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(ii)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1992. Incorporated by reference to Exhibit A(8)(a)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iii) Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1993. Incorporated by reference to Exhibit A(8)(a)(iii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(iv)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated June 30, 1993. Incorporated by reference to Exhibit A(8)(a)(iv) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(v)   Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1996. Incorporated by reference to Exhibit A(8)(a)(v) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(vi)  Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated May 31, 1998. Incorporated by reference to Exhibit A(8)(a)(vi) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(a)(vii) Amendment to Service Agreement between The Manufacturers Life
                  Insurance Company and The Manufacturers Life Insurance Company of America dated December 31, 1998.

                  Incorporated by reference to Exhibit A(8)(a)(vii) to post-effective amendment No. 11 to the registration statement on Form N-4, file number 33-57018 filed March 1, 1999.

     A(8)(b) Specimen Stoploss Reinsurance Agreement between The Manufacturers Life Insurance Company of America and The Manufacturers Life Insurance Company. Incorporated by reference to Exhibit A(8)(b) to the SVUL Registration Statement.
     .

     A(8)(c)(i)   Service Agreement between The Manufacturers Life Insurance
                  Company and ManEquity, Inc. dated January 2, 1991.
                  Incorporated by reference to Exhibit A(8)(c)(i) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.

     A(8)(c)(ii)  Amendment to Service Agreement between The Manufacturers
                  Life Insurance Company and ManEquity, Inc. dated March 1, 1994. Incorporated by reference to Exhibit A(8)(c)(ii) to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-51293 filed August 28, 1998.


     A(10)(a)(i)  Specimen Application for Flexible Premium Variable Life
                  Insurance Policy. Incorporated by reference to Exhibit A(10) to post effective amendment no. 7 to the registration statement on Form S-6, file number 33-52310, filed April 26, 1996.



     A(10)(a)(ii) Specimen Rider for Flexible Premium Variable Life
                  Insurance Policy -Filed Herein


     A(10)(b) Specimen Application Supplement for Flexible Premium Variable Life Insurance Policy. Incorporated by reference to Exhibit A(10)(a) to post effective amendment no. 9 to the registration statement on Form S-6, file number 33-52310, filed December 23, 1996.

2. Consents of the following:

         A. Opinion and consent of James D. Gallagher, Esq., Secretary and General Counsel of The Manufacturers Life Insurance Company of America - Incorporated by reference to Exhibit 2.a to pre-effective no. 1 to the registration statement on Form S-6, file number 333-69719, filed March 19, 1999.



         B. Opinion and consent of Lucio Fortunato, Assistant Vice-President, U.S. Product Management, of The Manufacturers Life Insurance Company of America - To Be Filed By Amendment.



         C. Consent of Ernst & Young LLP- To Be Filed By Amendment


3. No financial statements are omitted from the prospectus pursuant to instruction 1(b) or (c) of Part I.

4. Not applicable.

6. Memorandum Regarding Issuance, Face Amount Increase, Redemption and Transfer Procedures for the Policies. Incorporated by reference to Exhibit 6 to pre-effective amendment no. 1 to the registration statement on Form S-6, file number 333-69719, filed March 19, 1999.


7. Powers of Attorney for all Directors of The Manufacturers Life Insurance Company of America-Filed Herewith

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the Registrant and the Depositor have duly caused this amendment to the Registration Statement to be signed on their behalf in the City of Toronto, Province of Ontario, Canada, on this 25th day of February, 2000.


SEPARATE ACCOUNT THREE OF
THE MANUFACTURERS LIFE INSURANCE COMPANY OF AMERICA
(Registrant)

By: THE MANUFACTURERS LIFE INSURANCE
     COMPANY OF AMERICA
     (Depositor)


By: /s/ Donald A. Guloien
   ----------------------------------
     DONALD A. GULOIEN
     President

THE MANUFACTURERS LIFE
INSURANCE COMPANY OF AMERICA


By: /s/ Donald A. Guloien
   ----------------------------------
     DONALD A. GULOIEN
     President

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities indicated on this 25th day of February, 2000.


Signature                                   Title

*________________________                   Chairman and Director
JOHN D. RICHARDSON


/s/ Donald A. Guloien                       President and Director
_________________________                   (Principal Executive Officer)
DONALD A. GULOIEN


*________________________                   Director
SANDRA M. COTTER



/s/ James D. Gallagher
_________________________                   Director
JAMES D. GALLAGHER



*________________________                   Director
JAMES O'MALLEY

*________________________                   Director
JOSEPH J. PIETROSKI

*________________________                   Director
THEODORE KILKUSKIE, JR.

/s/ Denis Turner                            Vice President and Treasurer
_________________________                   (Principal Financial and
Denis Turner                                Accounting Officer)




*/s/ James D. Gallagher
_______________________
JAMES D. GALLAGHER
Pursuant to Power of Attorney

EXHIBIT INDEX


Item No.          Description
--------          -----------
A(10)(a)(ii)      Specimen Rider for Flexible Premium Variable Life Insurance Policy

7.                Powers of Attorney for all Directors of The Manufacturers Life
                  Insurance Company of America